SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant                                                      [X]
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Check the appropriate box:
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         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Section 240.14a-12

                           Total System Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                                      TSYS(R)
                         TOTAL SYSTEM SERVICES, INC.(R)

Richard W. Ussery                                           March 10, 2000
Chairman of the Board


Dear Shareholder:

     You are cordially invited to attend our Annual Meeting of Shareholders at 9:30 a.m. on Thursday, April 13, 2000, at the TSYS Riverfront Campus Auditorium, 1600 First Avenue, Columbus, Georgia. Enclosed with this Proxy Statement are your proxy card and the 1999 Annual Report.

     We hope that you will be able to be with us and let us give you a review of 1999. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. To make sure your shares are represented, we urge you to vote promptly.

     Thank you for helping us make 1999 a good year. We look forward to your continued support in 2000 and another good year.

                                             Sincerely yours,

                                             /s/Richard W. Ussery
                                             RICHARD W. USSERY


Total System Services, Inc.   Post Office Box 2506  Columbus, Georgia 31902-2506

                                    TSYS(R)
                         TOTAL SYSTEM SERVICES, INC.(R)

                NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS

TIME............... 9:30 a.m. E.T.
                    Thursday, April 13, 2000

PLACE.............. TSYS Riverfront Campus Auditorium
                    1600 First Avenue
                    Columbus, Georgia 31901

ITEMS OF BUSINESS.. (1)  To elect five directors to serve until the Annual
                         Meeting of Shareholders in 2003, one director to serve until the Annual Meeting of Shareholders in 2002 and three directors to serve until the Annual Meeting of Shareholders in 2001.

                    (2) To approve the Synovus Financial Corp. 2000 Long-Term Incentive Plan (TSYS is an 80.8% owned subsidiary of Synovus).

                    (3)  To approve the TSYS 2000 Long-Term Incentive Plan.

                    (4) To transact such other business as may properly come before the meeting and any adjournment thereof.

RECORD DATE........ Holders of record of TSYS common stock at the close of business on February 11, 2000, are entitled to vote at the meeting.

ANNUAL REPORT...... TSYS' 1999 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING....... It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying Proxy Statement.

                                       /s/G. Sanders Griffith, III
                                       G. SANDERS GRIFFITH, III
                                       Secretary


Columbus, Georgia
March 10, 2000










YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES PROMPTLY.

                               TABLE OF CONTENTS

Voting Information.............................................................1
Election of Directors..........................................................2
Meetings and Committees of the Board...........................................5
Directors' Compensation........................................................6
Executive Officers.............................................................6
Stock Ownership of Directors and Executive Officers............................7
Directors' Proposal to Approve the Synovus Financial Corp. 2000
     Long-Term Incentive Plan..................................................8
Directors' Proposal to Approve the Total System Services, Inc. 2000
     Long-Term Incentive Plan.................................................12
Executive Compensation........................................................17
Stock Performance Graph.......................................................20
Compensation Committee Report on Executive Compensation.......................21
Compensation Committee Interlocks and
     Insider Participation....................................................23
Transactions With Management..................................................23
Relationships Between TSYS, Synovus, CB&T and
     Certain of Synovus' Subsidiaries.........................................24
Section 16(a) Beneficial Ownership Reporting Compliance.......................27
Independent Auditors..........................................................27
General Information:
     Financial Information....................................................28
     Shareholder Proposals for the 2001 Proxy Statement.......................28
     Director Nominees or Other Business for Presentation
          at the Annual Meeting...............................................28
     Solicitation of Proxies..................................................28

                               VOTING INFORMATION

PURPOSE

     This Proxy Statement and the accompanying proxy card are being mailed to TSYS shareholders beginning March 10, 2000. The TSYS Board of Directors is soliciting proxies to be used at the 2000 Annual Meeting of TSYS Shareholders which will be held on April 13, 2000, at 9:30 a.m., at the TSYS Riverfront Campus Auditorium, 1600 First Avenue, Columbus, Georgia. Proxies are solicited to give all shareholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted upon at the Annual Meeting of Shareholders or any adjournment of that meeting.

WHO CAN VOTE

     All shareholders of record of TSYS common stock as of the close of business on February 11, 2000 are entitled to vote. Shares can be voted at the meeting only if the shareholder is present or represented by a valid proxy.

SHARES OUTSTANDING

     A majority of the outstanding shares of TSYS common stock must be present, either in person or represented by proxy, in order to conduct the Annual Meeting of TSYS Shareholders. On February 11, 2000, 194,832,720 shares of TSYS common stock were outstanding.

COLUMBUS BANK AND TRUST COMPANY

     Columbus Bank and Trust Company(R)("CB&T") owned individually 157,455,980 shares, or 80.8%, of the outstanding shares of TSYS common stock on February 11, 2000. CB&T(R) is a wholly owned banking subsidiary of Synovus Financial Corp.(R), a multifinancial services company having 252,246,801 shares of voting common stock outstanding on February 11, 2000.

PROXIES AND VOTING PROCEDURES

    Your vote is important. Because many shareholders cannot attend the meeting in person, it is necessary that a large number be represented by proxy. Most shareholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for shareholders of record will close at 11:59 p.m. E.T. on April 12, 2000.

    You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the Annual Meeting. By providing your voting instructions promptly, you may save TSYS the expense of a second mailing.

    The Internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded.

    The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

    All shares entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A MATTER, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

    If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

VOTES PER SHARE

     Each share of TSYS common stock represented at the Annual Meeting is entitled to one vote on each matter properly brought before the meeting.

TSYS DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

     If you participate in this Plan, your proxy card represents shares held in the Plan, as well as shares you hold directly in certificate form registered in the same name.

REQUIRED VOTE

    The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker "nonvotes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "nonvote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     A plurality of the votes duly cast is required for the election of a director (i.e., the nominee receiving the greatest number of votes will be elected). Abstentions and broker nonvotes are not counted for purposes of the election of a director. A properly completed proxy marked "withhold authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Cumulative voting is not permitted. The affirmative vote of the holders of a majority of the votes cast thereon is required to approve the Directors' proposals to approve the Synovus 2000 Long-Term Incentive Plan and the TSYS 2000 Long-Term Incentive Plan. Any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact on the vote.

                             ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES.

NUMBER

     The Board of Directors of TSYS consists of 16 members. As 18 board seats have been authorized by TSYS' shareholders, TSYS has two directorships which remain vacant. These vacant directorships could be filled in the future at the discretion of TSYS' Board of Directors. This discretionary power gives TSYS' Board of Directors the flexibility of appointing new directors in the periods between TSYS' Annual Meetings should suitable candidates come to its attention. The Board is divided into three classes whose terms are staggered so that the term of one class expires at each Annual Meeting of Shareholders. The terms of office of the Class I directors expire at the 2002 Annual Meeting, the terms of office of the Class II directors expire at the 2000 Annual Meeting and the terms of office of the Class III directors expire at the 2001 Annual Meeting. Proxies cannot be voted at the 2000 Annual Meeting for a greater number of persons than the number of nominees named.

NOMINEES

     There are five directors, James H. Blanchard, Richard Y. Bradley, Gardiner
W. Garrard, Jr., John P. Illges, III and W. Walter Miller, Jr., who have been nominated to stand for reelection as directors at the 2000 Annual Meeting for terms expiring in 2003. In addition, G. Wayne Clough has been nominated to stand for election as a director for a term expiring in 2002 and Thomas G. Cousins, Sidney E. Harris and Rebecca K. Yarbrough have been nominated to stand for election as directors for terms expiring in 2001. Messrs. Cousins, Harris and Clough and Mrs. Yarbrough were each elected by TSYS' Board to fill vacant Board seats and are being submitted to TSYS' shareholders as nominees for the first time at the 2000 Annual Meeting.

     The Board believes that each director nominee will be able to stand for election. If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of the remaining nominees and in favor of any substitute nominee named by the Board. If you do not wish your shares voted for one or more of the nominees, you may so indicate on the proxy.

BOARD OF DIRECTORS

     Following is the principal occupation, age and certain other information for each director nominee and other directors serving unexpired terms.


----------------------------------------------------------------------------------
                                       TSYS        Year
                                       Director    First
                                       Classifi-   Elected      Principal Occupation
Name                         Age       cation      Director     and Other Information
------------------------     -----     ---------   ---------    -------------------------------------------
James H. Blanchard<F1>       58           II       1982         Chairman of the Board and Chief
                                                                Executive Officer, Synovus Financial
                                                                Corp.; Chairman of the Executive
                                                                Committee, Total System Services, Inc.;
                                                                Director, BellSouth Corporation

Richard Y. Bradley<F2>       61           II       1991         Partner, Bradley & Hatcher (Law Firm);
                                                                Director, Synovus Financial Corp.

G. Wayne Clough<F3>          58            I       2000         President, Georgia Institute
                                                                of Technology

Thomas G. Cousins<F4>        68           III      1999         Chairman of the Board and Chief Executive
                                                                Officer, Cousins Properties Incorporated
                                                                (Real Estate Development); Director,
                                                                Shaw Industries, Inc.

Gardiner W. Garrard, Jr.     59           II       1982         President, The Jordan Company (Real
                                                                Estate Development); Director, Synovus
                                                                Financial Corp.

Sidney E. Harris<F5>         50           III      1999         Dean, J. Mack Robinson College of
                                                                Business, Georgia State University;
                                                                Director, Lanier Worldwide, Inc., The
                                                                ServiceMaster Company and Transamerica
                                                                Investors, Inc.

John P. Illges, III          65           II       1982         Senior Vice President and Financial
                                                                Consultant, The Robinson-Humphrey
                                                                Company, Inc. (Stockbroker); Director,
                                                                Synovus Financial Corp.

Mason H. Lampton             52           III      1986         Chairman of the Board and President,
                                                                The Hardaway Company and Chairman
                                                                of the Board, Standard Concrete Products
                                                                (Construction Companies); Director,
                                                                Synovus Financial Corp.

W. Walter Miller, Jr.<F6>    51           II       1993         Senior Vice President, Total System
                                                                Services, Inc.

Samuel A. Nunn<F7>           61           I        1997         Senior Partner, King & Spalding (Law
                                                                Firm); Director, The Coca-Cola Company, Dell
                                                                Computer Corporation, General Electric Company,
                                                                National Service Industries, Inc.,
                                                                Scientific-Atlanta, Inc.,
                                                                Internet Security Systems Group, Inc.
                                                                and Texaco Inc.

H. Lynn Page                 59           I        1982         Director, Synovus Financial Corp.,
                                                                Columbus Bank and Trust Company and
                                                                Total System Services, Inc.

Philip W. Tomlinson<F8>      53           I        1982         President, Total System Services, Inc.

William B. Turner<F6>        77           III      1982         Chairman of the Executive Committee,
                                                                Columbus Bank and Trust Company and
                                                                Synovus Financial Corp.; Advisory
                                                                Director, W.C. Bradley Co. (Metal
                                                                Manufacturer and Real Estate)

Richard W. Ussery<F9>        52           I        1982         Chairman of the Board and Chief
                                                                Executive Officer, Total System Services,
                                                                Inc.

James D. Yancey              58           III      1982         President and Chief Operating Officer,
                                                                Synovus Financial Corp.; Chairman of the Board,
                                                                Columbus Bank and Trust Company;
                                                                Director, Shoney's, Inc.

Rebecca K. Yarbrough<F10>    62           III      1999         Private Investor

---------

<F1> James H. Blanchard was elected Chairman of the Executive  Committee of TSYS in February 1992. From 1982 until 1992, Mr. Blanchard served as Chairman of the Board of TSYS.

<F2> Richard Y. Bradley formed Bradley & Hatcher in  September  1995.  From 1991 until 1995, Mr. Bradley served as President of Bickerstaff Clay Products Company, Inc.

<F3> G. Wayne Clough was elected as a director of TSYS in February 2000 by TSYS'
     Board of Directors to fill a vacant Board seat.

<F4> Thomas G. Cousins was elected as a director of TSYS in October 1999 by
     TSYS' Board of Directors to fill a vacant Board seat.

<F5> Sidney E. Harris was elected as a director of TSYS in December 1999 by
     TSYS' Board of Directors to fill a vacant Board seat. Mr. Harris was named dean of the J. Mack Robinson College of Business at Georgia State University in July 1997. From 1991 until 1997, Mr. Harris served as dean of the Drucker Graduate School.

<F6> Mr. Miller's spouse is the niece of William B. Turner.

<F7> Mr. Nunn joined the law firm of King & Spalding in January  1997. From 1972 until 1997, Mr. Nunn represented the State of Georgia in the United States Senate.

<F8> Philip W. Tomlinson was elected  President of TSYS in  February  1992. From
     1982 until 1992, Mr. Tomlinson served as Executive Vice President of TSYS.

<F9> Richard W.  Ussery was elected  Chairman of the Board of TSYS  in  February
     1992. From 1982 until 1992, Mr. Ussery served as President of TSYS.

<F10>Rebecca K. Yarbrough was elected as a director of TSYS in October 1999 by
     TSYS' Board of Directors to fill a vacant Board seat.

                      MEETINGS AND COMMITTEES OF THE BOARD

BOARD OF DIRECTORS

     The business affairs of TSYS are managed under the direction of the Board of Directors in accordance with the Georgia Business Corporation Code, as implemented by TSYS' Articles of Incorporation and bylaws. Members of the Board are kept informed through reports routinely presented at Board and committee meetings by the Chief Executive Officer and other officers, and through other means.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held seven meetings in 1999. All directors attended at least 85% of Board and committee meetings during 1999.

COMMITTEES OF THE BOARD

      TSYS' Board of Directors has three principal standing committees -- an Executive Committee, an Audit Committee and a Compensation Committee. There is no Nominating Committee of TSYS' Board of Directors. The following table shows the membership of the various committees.
--------------------------------------------------------------------------------

Executive                   Audit                            Compensation
----------                  -----                            -------------
James H. Blanchard, Chair   Gardiner W. Garrard, Jr., Chair  Gardiner W. Garrard, Jr., Chair
Richard Y. Bradley          John P. Illges, III              G. Wayne Clough
Gardiner W. Garrard, Jr.    Mason H. Lampton                 Mason H. Lampton
Philip W. Tomlinson
William B. Turner
Richard W. Ussery
James D. Yancey

     Executive Committee. During the intervals between meetings of TSYS' Board of Directors, TSYS' Executive Committee possesses and may exercise any and all of the powers of TSYS' Board of Directors in the management and direction of the business and affairs of TSYS with respect to which specific direction has not been previously given by TSYS' Board of Directors. During 1999, TSYS' Executive Committee held four meetings.

     Audit Committee. The primary functions to be engaged in by TSYS' Audit Committee include: (i) annually recommending to TSYS' Board the independent certified public accountants to be engaged by TSYS for the next fiscal year;
(ii) reviewing the plan and results of the annual audit by TSYS' independent auditors; (iii) reviewing and approving the range of management advisory services provided by TSYS' independent auditors; (iv) reviewing TSYS' internal audit function and the adequacy of the internal accounting control systems of TSYS; (v) reviewing the results of regulatory examinations of TSYS; (vi) periodically reviewing the financial statements of TSYS; and (vii) considering such other matters with regard to the internal and independent audit of TSYS as, in its discretion, it deems to be necessary or desirable, periodically reporting to TSYS' Board as to the exercise of its duties and responsibilities and, where appropriate, recommending matters in connection with the audit function with respect to which TSYS' Board should consider taking action. During 1999, TSYS' Audit Committee held four meetings.

     Compensation Committee. The primary functions to be engaged in by TSYS' Compensation Committee include: (i) evaluating the remuneration of senior management and board members of TSYS and its subsidiaries and the compensation and fringe benefit plans in which officers, employees and directors of TSYS are eligible to participate; and (ii) recommending to TSYS' Board whether or not it should modify, alter, amend, terminate or approve such remuneration, compensation or fringe benefit plans. During 1999, TSYS' Compensation Committee held three meetings.

                             DIRECTORS' COMPENSATION

COMPENSATION

     TSYS' directors receive a $20,000 retainer, and fees of $1,200 for each meeting of TSYS' Board of Directors and each Executive Committee meeting they personally attend. Members of the Committees of TSYS' Board of Directors (other than the Executive Committee) receive fees of $750, with the Chairmen of such Committees receiving fees of $1,200, for each Committee meeting they personally attend. In addition, directors of TSYS receive a $1,200 fee for each board meeting from which their absence is excused and a $1,200 fee for one meeting without regard to the reason for their absence.

DIRECTOR STOCK PURCHASE PLAN

     TSYS' Director Stock Purchase Plan is a nontax-qualified, contributory stock purchase plan pursuant to which qualifying TSYS directors can purchase, with the assistance of contributions from TSYS, presently issued and outstanding shares of TSYS common stock. Under the terms of the Director Stock Purchase Plan, qualifying directors can elect to contribute up to $5,000 per calendar quarter to make purchases of TSYS common stock, and TSYS contributes an additional amount equal to 50% of the directors' cash contributions. Participants in the Director Stock Purchase Plan are fully vested in, and may request the issuance to them of, all shares of TSYS common stock purchased for their benefit under the Plan.

                               EXECUTIVE OFFICERS

     The following table sets forth the name, age and position with TSYS of each executive officer of TSYS.

--------------------------------------------------------------------------------
Name                          Age     Position with TSYS
---------------------------   ---     ------------------------------------
James H. Blanchard            58      Chairman of the Executive Committee
Richard W. Ussery             52      Chairman of the Board
                                       and Chief Executive Officer
Philip W. Tomlinson           53      President
William A. Pruett             46      Executive Vice President
James B. Lipham               51      Executive Vice President
                                       and Chief Financial Officer
M. Troy Woods                 48      Executive Vice President
Kenneth L. Tye                47      Executive Vice President
                                       and Chief Information Officer
G. Sanders Griffith, III      46      General Counsel and Secretary

     Messrs. Blanchard, Ussery and Tomlinson are directors of TSYS. William A. Pruett was elected as Executive Vice President of TSYS in February 1993. From 1976 until 1993, Mr. Pruett served in various capacities with CB&T and/or TSYS, including Senior Vice President. James B. Lipham was elected as Executive Vice President and Chief Financial Officer of TSYS in July 1995. From 1984 until 1995, Mr. Lipham served in various financial capacities with Synovus and/or TSYS, including Senior Vice President and Treasurer. M. Troy Woods was elected as Executive Vice President of TSYS in July 1995. From 1987 until 1995, Mr. Woods served in various capacities with TSYS, including Senior Vice President.
G. Sanders Griffith, III has served as General Counsel of TSYS since 1988 and was elected as Secretary of TSYS in June 1995. Mr. Griffith currently serves as Senior Executive Vice President, General Counsel and Secretary of Synovus and has held various positions with Synovus since 1988. Kenneth L. Tye was elected as Executive Vice President and Chief Information Officer of TSYS in August 1999. From 1971 until 1999, Mr. Tye served in various capacities wth CB&T and/or TSYS, including Senior Vice President.

              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth ownership of shares of TSYS common stock by each director, by each executive officer named in the Summary Compensation Table on page 17 and by all directors and executive officers as a group as of December 31, 1999.
--------------------------------------------------------------------------------

                             Shares of TSYS       Shares of TSYS                         Percentage of
                              Common  Stock         Common Stock       Total               Outstanding
                               Beneficially         Beneficially       Shares                Shares of
                                 Owned with           Owned with       of TSYS             TSYS Common
                                Sole Voting        Shared Voting       Common Stock              Stock
                             and Investment       and Investment       Beneficially       Beneficially
                                Power as of          Power as of        Owned as of        Owned as of
 Name                              12/31/99             12/31/99           12/31/99<F1>       12/31/99
 --------------------------  ------------------- --------------------  ----------------  -------------
James H. Blanchard               783,443            360,480            1,143,923                  *
Richard Y. Bradley                21,652              5,000               26,652                  *
G. Wayne Clough                      ---                ---                  ---                ---
Thomas G. Cousins                 27,800                ---               27,800                  *
Gardiner W. Garrard, Jr.          12,646                ---               12,646                  *
Sidney E. Harris                     ---                ---                  ---                ---
John P. Illges, III              103,797             81,750              185,547                  *
Mason H. Lampton                  39,647            104,234<F2>          143,881                  *
James B. Lipham                   80,859              1,200              131,259                  *
W. Walter Miller, Jr.             86,466             12,814              106,480                  *
Samuel A. Nunn                     1,997                750               40,247                  *
H. Lynn Page                     347,546            314,596<F3>          662,142                  *
William A. Pruett                158,480                ---              200,480                  *
Philip W. Tomlinson              595,733             59,796              739,529                  *
William B. Turner                159,790            576,000              735,790                  *
Richard W. Ussery                553,426             66,000              703,426                  *
M. Troy Woods                     65,755              2,806              119,561                  *
James D. Yancey                  785,295             24,208              809,503                  *
Rebecca K. Yarbrough             276,550            528,570              805,120                  *
Directors and Executive
 Officers as a group
  (21 persons)                  4,225,810          2,138,204            6,727,914                3.5

*    Less than one percent of the outstanding shares of TSYS common stock.
--------

<F1> The totals shown for the following directors and executive officers of TSYS include the number of shares of TSYS common stock that each individual has the right to acquire within 60 days through the exercise of stock options:

          Person                                  Number of Shares
          ------                                  ----------------
     James B. Lipham                                   49,200
     W. Walter Miller, Jr.                              7,200
     Samuel A. Nunn                                    37,500
     William A. Pruett                                 42,000
     Philip W. Tomlinson                               84,000
     Richard W. Ussery                                 84,000
     M. Troy Woods                                     51,000

     In addition, the other executive officers of TSYS have rights to acquire an aggregate of 9,000 shares of TSYS common stock within 60 days through the exercise of stock options.

<F2> Includes  28,800  shares of TSYS common stock held in a trust for which Mr.
     Lampton is not the trustee. Mr. Lampton disclaims beneficial ownership of such shares.

<F3> Includes 48,742 shares of TSYS common stock held by a charitable foundation of which Mr. Page is a trustee.

     For a detailed discussion of the beneficial ownership of Synovus common stock by TSYS' named executive officers and directors and by all directors and executive officers of TSYS as a group, see "Synovus Common Stock
Ownership of Directors and Management" on page 25.

        DIRECTORS' PROPOSAL TO APPROVE THE SYNOVUS FINANCIAL CORP. 2000
                            LONG-TERM INCENTIVE PLAN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     TSYS' compensation program includes long-term performance awards under the Synovus Financial Corp. 2000 Long-Term Incentive Plan (the "Synovus 2000 Plan"). The purpose of the Synovus 2000 Plan is to attract, retain, motivate and reward employees who make a significant contribution to Synovus and its subsidiaries' (including TSYS) long-term success, and to enable such employees to acquire and maintain an equity interest in Synovus. Subject to approval by TSYS' shareholders, compensation paid to TSYS' employees pursuant to the Synovus 2000 Plan is intended, to the extent reasonable, to qualify for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as may be amended from time to time ("Section 162(m)").

     Eligibility and Participation. Any employee of Synovus or its subsidiaries (including TSYS), excluding members of the Compensation Committee and any director who is not also an employee of Synovus or its subsidiaries, is eligible to be selected to participate in the Synovus 2000 Plan. Approximately 3,134 employees currently participate in the Synovus 2000 Plan. The Committee, as described below, has discretion to select participants from among eligible employees from year to year.

     Shares Subject to the Plan. The aggregate number of shares of Synovus common stock which may be granted to participants pursuant to awards granted under the Synovus 2000 Plan may not exceed twenty million (20,000,000).

     Awards Under the Synovus 2000 Plan. Pursuant to the Synovus 2000 Plan, Synovus may grant long-term performance awards to participants in the form of stock options, stock appreciation rights ("SARs"), restricted stock or performance awards.

     Stock Options. The Committee may grant options under the Synovus 2000 Plan in the form of qualified incentive stock options, nonqualified stock options or a combination thereof. Options may be granted either alone or in tandem with other awards granted under the Synovus 2000 Plan. Subject to the limits described herein, the Committee shall have discretion in determining the number of shares subject to options granted to each participant.

     The option price of nonqualified stock options may be equal to, or more or less than, one hundred percent (100%) of the fair market value of a share of Synovus common stock on the date the option is granted. The option price of qualified incentive stock options shall be at least equal to one hundred percent (100%) of the fair market value of a share of Synovus common stock on the date the option is granted. Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no option shall be exercisable later than the tenth anniversary of its grant.

     Options granted under the Synovus 2000 Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve; provided that no option may be exercisable prior to six months following its grant. The option exercise price shall be payable in cash, by check or by such other instrument as deemed acceptable by the Committee.
Payment of the exercise price and any withholding tax due at exercise may also be made through any program approved by the Committee (including a broker-dealer cashless exercise program).

     Options may only be transferred under the laws of descent and distribution and shall be exercisable only by the participant during his lifetime unless otherwise specified by the Committee at or after grant. The participant's rights in the event of termination of employment shall be specified by the Committee at or after grant.

     Subject to the terms of the Synovus 2000 Plan, the Committee may grant option price adjustment rights in conjunction with all or part of any option granted under the Synovus 2000 Plan, either at or after the time of grant of the option. Such adjustment rights are exercisable only at the same time and to the same extent as the corresponding option and shall terminate upon the termination or exercise of such option. Upon exercise, the participant shall be entitled to have applied as a credit against the exercise price of the related option an amount equal to the total number of shares subject to the adjustment right (or a portion thereof as designated by the participant) multiplied by a fixed percentage of the fair market value of a share of Synovus common stock on a date designated by the Committee.

     Stock Appreciation Rights. SARs granted under the Synovus 2000 Plan may be granted alone or in conjunction with all or part of any option granted under the Synovus 2000 Plan. Subject to the terms of the Synovus 2000 Plan, the Committee shall have discretion to determine the terms and conditions of any SAR granted under the Synovus 2000 Plan. With respect to an SAR granted in conjunction with an option, the grant price shall be equal to the option price of the related option, and such SAR shall terminate upon the termination or exercise of the related option. No SAR granted under the Synovus 2000 Plan may be exercisable prior to six months following its grant, except in the case of death (other than by suicide) or disability of the participant. The term of any SAR shall be determined by the Committee, provided that such term may not exceed ten years.

     SARs granted alone may be exercised upon the terms and conditions as are imposed by the Committee. An SAR granted in conjunction with an option may be exercised only with respect to the shares of common stock of Synovus for which the related option is exercisable. SARs granted in connection with an incentive stock option shall expire no later than the expiration of such incentive stock option; the value of the payout for such SARs may be no more than one hundred percent (100%) of the difference between the incentive stock option option price and the fair market value of the shares subject to such incentive stock option at exercise and may be exercised only when the fair market value of the shares subject to the incentive stock option exceeds the incentive stock option option price.

     Upon exercise, a participant will receive the difference between the fair market value of a share of common stock on the date of exercise and the grant price multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares having a fair market value of the SAR being exercised, or in a combination of cash and shares, as determined by the Committee. The Committee may impose such restrictions on the exercise of SARs as may be required to satisfy the requirements of Section 16 of the Securities Exchange Act. SARs may only be transferred under the laws of descent and distribution and shall be exercisable only by the participant during his lifetime.

     Restricted Stock. Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of restricted stock as it deems advisable, including, but not limited to, a graduated vesting schedule and/or conditioning the grant of restricted stock on the attainment of performance goals. Each participant who is awarded restricted stock shall be issued a stock certificate in respect of such restricted stock, which shall be held in escrow by an escrow agent designated by the Committee, as provided under the Synovus 2000 Plan.

     During the six month period following the date of grant of restricted stock, or such longer period as may be determined by the Committee, restricted stock may not be sold, transferred, pledged or assigned. Except as limited by the Synovus 2000 Plan, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions based on performance or such other factors as determined by the Committee.

     Participants holding restricted stock shall have all of the rights of stockholders of Synovus, including the right to dividends, unless the Committee determines otherwise at the time of grant. Dividends or distributions credited during the restriction period and paid in shares shall be subject to the same restrictions as the shares of restricted stock with respect to which they were paid. All rights with respect to restricted stock shall be available only during a participant's lifetime, and each restricted stock award agreement shall specify whether the participant has a right to receive unvested restricted shares in the event of termination of employment.

     Performance Awards. Shares of stock and/or a payment in cash may be awarded under the Synovus 2000 Plan in the amounts and subject to the terms and conditions as determined by the Committee. The Committee may set performance objectives which, depending on the extent to which they are met, will determine the value of performance awards that will be paid out to participants. Participants shall receive payment of performance awards earned, in cash and/or shares of common stock, if the specified performance objectives have been obtained. The Committee may also establish a minimum level of performance below which no performance award may be payable.

     In the event a participant's employment is terminated by reason of death (other than by suicide), disability or retirement during a performance period, the participant shall receive a prorated payout of the performance award at the time and in the amount determined by the Committee. In the event employment is terminated for any other reason, the participant's rights to any performance award shall be forfeited. performance awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A participant's rights under the Synovus 2000 Plan shall be exercisable only by the participant during his lifetime.

     Objective Performance Measures. Performance objectives applicable to awards granted under the Synovus 2000 Plan, as determined by the Committee, shall be chosen from among the following alternatives, unless and until the Committee proposes a change in such measures for shareholder vote or applicable tax and/or securities laws change to permit Committee discretion to alter such performance measures without obtaining shareholder approval: (i) total shareholder return;
(ii) return on equity; (iii) earnings per share growth; and (iv) return on assets.

     Maximum Amount Payable to Any Participant. The maximum number of shares which may be awarded in any calendar year to any one participant is two million (2,000,000). The maximum cash amount which may be awarded in any calendar year to any participant is $1 million.

     Adjustments in Connection With Certain Events. the Synovus 2000 Plan provides that the Committee shall make a substitution or adjustment in the number of shares reserved for issuance under the Synovus 2000 Plan in the number and option price of shares subject to outstanding options and in the number of shares subject to SARs, restricted stock or performance awards, as it deems appropriate and equitable in connection with a change in corporate structure affecting Synovus' stock.

     Duration of the Synovus 2000 Plan. the Synovus 2000 Plan shall remain in effect from the date it is adopted by Synovus' Board until the date terminated by the Committee or Synovus' Board of Directors; provided, however, that no award shall be granted on or after the tenth anniversary of the Synovus 2000 Plan's effective date; provided further, however, that no future awards will be granted to TSYS' "covered employees," as defined below, unless shareholder approval of the Synovus 2000 Plan is obtained.

     Administration. The Synovus 2000 Plan will be administered by a committee of the Board of Directors of Synovus (the "Committee") which will be comprised of no fewer than two members who must be "outside directors" within the meaning of Section 162(m). At least two of the Committee's members must be directors of both Synovus and TSYS. Initially, the administering committee shall be the Compensation Committee of Synovus' Board.

     The Committee shall have authority to: (i) determine individuals to whom awards will be granted; (ii) determine the terms and conditions upon which awards shall be granted, including any restriction based on performance or other factors; (iii) determine whether and to what extent awards shall be deferred; and (iv) make all other determinations, perform all other acts, exercise all other powers, and establish any other procedures it deems necessary, appropriate or advisable in administering the Synovus 2000 Plan and maintaining compliance with applicable law. In accordance with its responsibility to evaluate the remuneration of TSYS' senior management, TSYS' Compensation Committee reviews and approves all awards made to TSYS' employees.

     Amendment of the Synovus 2000 Plan. Synovus' Board of Directors may amend, alter or discontinue the Synovus 2000 Plan at any time except that no such amendment, suspension or discontinuation of the Synovus 2000 Plan may affect an existing award under the Synovus 2000 Plan without the affected participant's consent. In addition, no amendment, alteration or discontinuation shall be made, without the approval of shareholders, which would: (i) increase the total number of shares reserved under the Synovus 2000 Plan; (ii) decrease the option price of any option to less than one hundred percent (100%) of the fair market value of a share on the date of grant; (iii) change the participants or class of participants eligible to participate in the Synovus 2000 Plan; or (iv) materially increase the benefits accruing to participants. The Synovus 2000 Plan, which was originally named the Synovus Financial Corp. 1996 Long-Term Incentive Plan, was adopted by Synovus' Board of Directors in 1996. On February 1, 2000, Synovus' Board of Directors amended the Synovus 1996 Plan to add additional authorized shares and to rename it the Synovus 2000 Plan.

     Change in Control. In the event of a change in control of Synovus, as defined in the Synovus 2000 Plan, the vesting of any outstanding awards granted under the Synovus 2000 Plan shall be accelerated and all such awards shall be fully exercisable.

     Federal Income Tax Consequences of the Synovus 2000 Plan. The income tax consequences under current federal tax law to participants and to Synovus and its subsidiaries of incentive compensation awarded under the Synovus 2000 Plan is generally as described below. Local and state tax authorities, however, may also tax incentive compensation awarded under the Synovus 2000 Plan.

     Consequences to Participants. Generally, for federal income tax purposes, a participant will realize ordinary income and will incur tax liability upon receipt of the payment of an award under the Synovus 2000 Plan in an amount equal to such payment, if in cash, or the fair market value of any unrestricted shares of stock received. The tax consequences to participants of the individual types of awards which may be granted under the Synovus 2000 Plan are described below.

     Qualified Incentive Stock Options. With respect to options which qualify as incentive stock options, a participant will not recognize ordinary income for federal income tax purposes at the time options are granted or exercised. If the participant disposes of shares acquired by exercise of an incentive stock option before the expiration of two years from the date the options are granted, or within one year after the issuance of shares upon exercise of the incentive stock option, the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the lesser of either (1) the fair market value of the shares on the date of option exercise or (2) the amount realized on disposition exceeds the option price; and (b) capital gain (or loss), to the extent that the amount realized on disposition differs from the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of these holding periods, the participant will realize capital gain or loss (assuming the shares are held as capital assets) equal to the difference between the amount realized on disposition and the option price.

     Nonqualified Stock Options. With respect to options which do not qualify as incentive stock options, the participant will recognize no income upon grant of the option and, upon exercise, will recognize ordinary income to the extent of the difference between the amount paid by the participant for the shares and the fair market value of the shares on the date of option exercise. Upon a subsequent disposition of the shares received under the option, the participant will recognize capital gain or loss, as the case may be, to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition (assuming the shares are held as capital assets).

     Stock Appreciation Rights. Ordinary income will be recognized by a participant upon the exercise of an SAR, in an amount equal to the cash received or the fair market value of the shares received on the exercise date.

     Restricted Stock. Participants holding restricted stock will recognize ordinary income in the year in which the restrictions lapse, in the amount of the fair market value of the shares as of the date of lapse of the restrictions, unless the participant elects to include the fair market value of the shares as of the date of grant in ordinary income at that time.

     Performance Awards. Ordinary income will be recognized by a participant in the year in which it is received in an amount equal to the amount of the performance award on the date of receipt.

     Consequences to Synovus and Its Subsidiaries. In general, Synovus and its subsidiaries will receive an income tax deduction at the same time and in the same amount as the amount which is taxable to the employee as compensation, except as provided below. To the extent a participant realizes capital gains, as described above, Synovus and its subsidiaries will not be entitled to any deduction for federal income tax purposes.

     Under Section 162(m), compensation paid by a public company in excess of $1 million for any taxable year to "covered employees" generally is not deductible by the company or its affiliates for federal income tax purposes unless it is related to the performance of the company, is paid pursuant to a plan approved by shareholders of the company and meets certain other requirements.

     Generally, "covered employees" is defined under Section 162(m) as any individual who is the chief executive officer or is among the four other highest paid executive officers named in the summary compensation table in the company's proxy statement, other than the chief executive officer, as of the last day of the taxable year. It is anticipated that future awards will qualify as performance based for purposes of Section 162(m), except for options subject to adjustment rights and restricted stock not subject to preestablished performance goals. Synovus does not presently anticipate making any such awards. However, Synovus and TSYS reserve the ability to make awards which do not qualify for full deductibility under Section 162(m) if the Committee determines that the benefits of so doing outweigh full deductibility.

      DIRECTORS' PROPOSAL TO APPROVE THE TOTAL SYSTEM SERVICES, INC. 2000
                            LONG-TERM INCENTIVE PLAN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     TSYS' compensation program includes long-term performance awards under the Total System Services, Inc. 2000 Long-Term Incentive Plan (the "TSYS 2000 Plan"). The purpose of the TSYS Plan is to attract, retain, motivate and reward employees who make a significant contribution to TSYS' long-term success and to enable such employees to acquire and maintain an equity interest in TSYS. Subject to approval by TSYS' shareholders, compensation paid to TSYS' employees pursuant to the TSYS 2000 Plan is intended, to the extent reasonable, to qualify for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986.

     Eligibility and Participation. Any employee of TSYS or its subsidiaries, excluding members of the Compensation Committee and any director who is not also an employee of TSYS or its subsidiaries, is eligible to be selected to participate in the TSYS 2000 Plan. Approximately 110 employees currently participate in the TSYS 2000 Plan. The Committee, as described below, has discretion to select participants from among eligible employees from year to year.

     Shares Subject to the Plan. The aggregate number of shares of TSYS common stock which may be granted to participants pursuant to awards granted under the TSYS Plan may not exceed two million four hundred thousand (2,400,000).

     Awards Under the TSYS 2000 Plan. Pursuant to the TSYS 2000 Plan, TSYS may grant long-term perform ance awards to participants in the form of stock options, stock appreciation rights ("SARs"), restricted stock or performance awards.

     Stock Options. The Committee may grant options under the TSYS 2000 Plan in the form of qualified incentive stock options, nonqualified stock options or a combination thereof. Options may be granted either alone or in tandem with other awards granted under the TSYS 2000 Plan. Subject to the limits described herein, the Committee shall have discretion in determining the number of shares subject to options granted to each participant.

     The option price of nonqualified stock options may be equal to, or more or less than, one hundred percent (100%) of the fair market value of a share of TSYS common stock on the date the option is granted. The option price of qualified incentive stock options shall be at least equal to one hundred percent (100%) of the fair market value of a share of TSYS common stock on the date the option is granted. Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no option shall be exercisable later than the tenth anniversary of its grant.

     Options granted under the TSYS 2000 Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve; provided that no option may be exercisable prior to six months following its grant. The option exercise price shall be payable in cash, by check, or by such other instrument as deemed acceptable by the Committee. Payment of the exercise price and any withholding tax due at exercise may also be made through any program approved by the Committee (including a broker-dealer cashless exercise program).

     Options may only be transferred under the laws of descent and distribution and shall be exercisable only by the participant during his lifetime unless otherwise specified by the Committee at or after grant. The participant's rights in the event of termination of employment shall be specified by the Committee at or after grant.

     Subject to the terms of the TSYS 2000 Plan, the Committee may grant option price adjustment rights in conjunction with all or part of any option granted under the TSYS 2000 Plan, either at or after the time of grant of the option. Such adjustment rights are exercisable only at the same time and to the same extent as the corresponding option, and shall terminate upon the termination or exercise of such option. Upon exercise, the participant shall be entitled to have applied as a credit against the exercise price of the related option an amount equal to the total number of shares subject to the adjustment right (or a portion thereof as designated by the participant), multiplied by a fixed percentage of the fair market value of a share of TSYS common stock on a date designated by the Committee.

     Stock Appreciation Rights. SARs granted under the TSYS 2000 Plan may be granted alone or in conjunction with all or part of any option granted under the TSYS 2000 Plan. Subject to the terms of the TSYS 2000 Plan, the Committee shall have discretion to determine the terms and conditions of any SAR granted under the TSYS 2000 Plan. With respect to an SAR granted in conjunction with an option, the grant price shall be equal to the option price of the related option, and such SAR shall terminate upon the termination or exercise of the related option. No SAR granted under the TSYS 2000 Plan may be exercisable prior to six months following its grant, except in the case of death (other than by suicide) or disability of the participant. The term of any SAR shall be determined by the Committee, provided that such term may not exceed ten years.

     SARs granted alone may be exercised upon the terms and conditions as are imposed by the Committee. An SAR granted in conjunction with an option may be exercised only with respect to the shares of common stock of TSYS for which the related option is exercisable. SARs granted in connection with an incentive stock option shall expire no later than the expiration of such incentive stock option, the value of the payout for such SARs may be no more than one hundred percent (100%) of the difference between the incentive stock option option price and the fair market value of the shares subject to such incentive stock option at exercise and may be exercised only when the fair market value of the shares subject to the incentive stock option exceeds the incentive stock option option price.

     Upon exercise, a participant will receive the difference between the fair market value of a share of common stock on the date of exercise and the grant price multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares having a fair market value of the SAR being exercised or in a combination of cash and shares, as determined by the Committee. The Committee may impose such restrictions on the exercise of SARs as may be required to satisfy the requirements of Section 16 of the Securities Exchange Act. SARs may only be transferred under the laws of descent and distribution and shall be exercisable only by the participant during his lifetime.

     Restricted Stock. Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of restricted stock as it deems advisable, including, but not limited to, a graduated vesting schedule and/or conditioning the grant of restricted stock on the attainment of performance goals. Each participant who is awarded restricted stock shall be issued a stock certificate in respect of such restricted stock, which shall be held in escrow by an escrow agent designated by the Committee, as provided under the TSYS 2000 Plan.

     During the six month period following the date of grant of restricted stock, or such longer period as may be determined by the Committee, restricted stock may not be sold, transferred, pledged or assigned. Except as limited by the TSYS 2000 Plan, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions based on performance or such other factors as determined by the Committee.

     Participants holding restricted stock shall have all of the rights of stockholders of TSYS, including the right to dividends, unless the Committee determines otherwise at the time of grant. Dividends or distributions credited during the restriction period and paid in shares shall be subject to the same restrictions as the shares of restricted stock with respect to which they were paid. All rights with respect to restricted stock shall be available only during a participant's lifetime, and each restricted stock award agreement shall specify whether the participant has a right to receive unvested restricted shares in the event of termination of employment.

     Performance Awards. Shares of stock and/or a payment in cash may be awarded under the TSYS 2000 Plan in the amounts and subject to the terms and conditions as determined by the Committee. The Committee may set performance objectives which, depending on the extent to which they are met, will determine the value of performance awards that will be paid out to participants. Participants shall receive payment of performance awards earned, in cash and/or shares of common stock, if the specified performance objectives have been obtained. The Committee may also establish a minimum level of performance below which no performance award may be payable.

     In the event a participant's employment is terminated by reason of death (other than by suicide), disability or retirement during a performance period, the participant shall receive a prorated payout of the performance award at the time and in the amount determined by the Committee. In the event employment is terminated for any other reason, the participant's rights to any performance award shall be forfeited. performance awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A participant's rights under the TSYS 2000 Plan shall be exercisable only by the participant during his lifetime.

     Objective Performance Measures. Performance objectives applicable to awards granted under the TSYS 2000 Plan, as determined by the Committee, shall be chosen from among the following alternatives, unless and until the Committee proposes a change in such measures for shareholder vote or applicable tax and/or securities laws change to permit Committee discretion to alter such performance measures without obtaining shareholder approval: (i) total shareholder return;
(ii) return on equity; (iii) earnings per share growth; and (iv) return on assets.

     Maximum Amount Payable to Any Participant. The maximum number of shares which may be awarded in any calendar year to any one participant is five hundred thousand (500,000). The maximum cash amount which may be awarded in any calendar year to any participant is $1 million.

     Adjustments in Connection With Certain Events. the TSYS 2000 Plan provides that the Committee shall make a substitution or adjustment in the number of shares reserved for issuance under the TSYS 2000 Plan in the number and option price of shares subject to outstanding options and in the number of shares subject to SARs, restricted stock, or performance awards, as it deems appropriate and equitable in connection with a change in corporate structure affecting TSYS' stock.

     Duration of the TSYS 2000 Plan. The TSYS 2000 Plan shall remain in effect from the date it is adopted by TSYS' Board until the date terminated by the Committee or TSYS' Board of Directors; provided, however, that no award shall be granted on or after the tenth anniversary of the TSYS 2000 Plan's effective date; provided further, however, that no future awards will be granted to TSYS' "covered employees," as defined below, unless shareholder approval of the TSYS 2000 Plan is obtained.

     Administration. The TSYS 2000 Plan will be administered by a committee of the Board of Directors of TSYS (the "Committee") which will be comprised of no fewer than two members who must be "outside directors" within the meaning of
Section 162(m). Initially, the administering committee shall be the Compensation Committee of TSYS' Board.

     The Committee shall have authority to: (i) determine individuals to whom awards will be granted; (ii) determine the terms and conditions upon which awards shall be granted, including any restriction based on performance or other factors; (iii) determine whether and to what extent awards shall be deferred; and (iv) make all other determinations, perform all other acts, exercise all other powers, and establish any other procedures it deems necessary, appropriate or advisable in administering the TSYS 2000 Plan and maintaining compliance with applicable law.

     Amendment of the TSYS 2000 Plan. TSYS' Board of Directors may amend, alter or discontinue the TSYS 2000 Plan at any time except that no such amendment, suspension or discontinuation of the TSYS 2000 Plan may affect an existing award under the TSYS 2000 Plan without the affected participant's consent. In addition, no amendment, alteration or discontinuation shall be made, without the approval of shareholders, which would: (i) increase the total number of shares reserved under the TSYS 2000 Plan; (ii) decrease the option price of any option to less than one hundred percent (100%) of the fair market value of a share on the date of grant; (iii) change the participants or class of participants eligible to participate in the TSYS 2000 Plan; or (iv) materially increase the benefits accruing to participants.

     Change in Control. In the event of a change in control of TSYS, as defined in the TSYS 2000 Plan, the vesting of any outstanding awards granted under the TSYS 2000 Plan shall be accelerated and all such awards shall be fully exercisable.

     Federal Income Tax Consequences of the TSYS 2000 Plan. The income tax consequences under current federal tax law to participants and to TSYS and its subsidiaries of incentive compensation awarded under the TSYS 2000 Plan is generally as described below. Local and state tax authorities, however, may also tax incentive compensation awarded under the TSYS 2000 Plan.

     Consequences to Participants. Generally, for federal income tax purposes, a participant will realize ordinary income and will incur tax liability upon receipt of the payment of an award under the TSYS 2000 Plan in an amount equal to such payment, if in cash, or the fair market value of any unrestricted shares of stock received. The tax consequences to participants of the individual types of awards which may be granted under the TSYS 2000 Plan are described below.

     Qualified Incentive Stock Options. With respect to options which qualify as incentive stock options, a participant will not recognize ordinary income for federal income tax purposes at the time options are granted or exercised. If the participant disposes of shares acquired by exercise of an incentive stock option before the expiration of two years from the date the options are granted, or within one year after the issuance of shares upon exercise of the incentive stock option, the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the lesser of either (1) the fair market value of the shares on the date of option exercise or (2) the amount realized on disposition exceeds the option price; and (b) capital gain (or loss), to the extent that the amount realized on disposition differs from the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of these holding periods, the participant will realize capital gain or loss (assuming the shares are held as capital assets) equal to the difference between the amount realized on disposition and the option price.

     Nonqualified Stock Options. With respect to options which do not qualify as incentive stock options, the participant will recognize no income upon grant of the option and, upon exercise, will recognize ordinary income to the extent of the difference between the amount paid by the participant for the shares and the fair market value of the shares on the date of option exercise. Upon a subsequent disposition of the shares received under the option, the participant will recognize capital gain or loss, as the case may be, to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition (assuming the shares are held as capital assets).

     Stock Appreciation Rights. Ordinary income will be recognized by a participant upon the exercise of an SAR, in an amount equal to the cash received or the fair market value of the shares received on the exercise date.

     Restricted Stock. Participants holding restricted stock will recognize ordinary income in the year in which the restrictions lapse, in the amount of the fair market value of the shares as of the date of lapse of the restrictions, unless the participant elects to include the fair market value of the shares as of the date of grant in ordinary income at that time.

     Performance Awards. Ordinary income will be recognized by a participant in the year in which it is received in an amount equal to the amount of the performance award on the date of receipt.

     Consequences to TSYS and Its Subsidiaries. In general, TSYS and its subsidiaries will receive an income tax deduction at the same time and in the same amount as the amount which is taxable to the employee as compensation, except as provided below. To the extent a participant realizes capital gains, as described above, TSYS and its subsidiaries will not be entitled to any deduction for federal income tax purposes.

     Under Section 162(m), compensation paid by a public company in excess of $1 million for any taxable year to "covered employees" generally is not deductible by the company or its affiliates for federal income tax purposes unless it is related to the performance of the company, is paid pursuant to a plan approved by shareholders of the company and meets certain other requirements.

     Generally, "covered employees" is defined under Section 162(m) as any individual who is the chief executive officer or is among the four other highest paid executive officers named in the summary compensation table in the company's proxy statement, other than the chief executive officer, as of the last day of the taxable year. It is anticipated that awards will qualify as performance based for purposes of Section 162(m), except for options subject to adjustment rights and restricted stock not subject to preestablished performance goals. TSYS does not presently anticipate making any such awards. However, TSYS reserves the ability to make awards which do not qualify for full deductibility under Section 162(m) if the Committee determines that the benefits of so doing outweigh full deductibility.

NEW PLAN BENEFITS


     The second column in the following table shows all grants of options of Synovus common stock to TSYS employees and officers under the Synovus 2000 Plan for fiscal year 1999. Although it is not anticipated that there will be any future grants of options under the TSYS 2000 Plan, the third column in the following table shows the last grant of options of TSYS common stock, which was made on November 3, 1997.

                            Number of Shares Subject
                               to Options Granted

 Name and                   Synovus 2000          TSYS 2000
 Principal Position           Plan<F1>              Plan<F2>
 --------------------------------------------------------------------
 Richard W. Ussery
 Chairman of the Board
 and Chief Executive
 Officer                      90,170                420,000

 Philip W. Tomlinson
 President                    64,937                420,000


 William A. Pruett
 Executive Vice
 President                    24,189                210,000

 M. Troy Woods
 Executive Vice
 President                    24,189                210,000

 James B. Lipham
 Executive Vice President
 and Chief Financial
 Officer                      20,198                210,000

Executive Group              453,909              1,470,000
Nonexecutive Director
  and Nominee Group<F3>         -0-                     -0-
Nonexecutive Officer
  Employee Group             712,650                    -0-


   <F1>Every eligible employee, including each person named above, received 150 options with an exercise price equal to the fair market value of Synovus common stock on July 20, 1999, which was $19.19 per share. These options, entitled "Shared Interest," become exercisable upon the earlier of (a) July 20, 2002 or
(b) the date the fair market value of Synovus common stock reaches $38.75 (double the exercise price, as adjusted) and expire on July 19, 2007. The remaining options listed in this column have an exercise price equal to the fair market value of Synovus common stock on February 9, 1999, which was $22.88 per share. These options become exercisable on February 9, 2001 and expire on February 8, 2009. The actual value an optionee may realize will depend on the excess of the fair market value of the stock less the exercise price on the date the option is exercised. The per share fair market value of Synovus stock as of February 16, 2000 was $17.50.

   <F2>It is not anticipated that there will be any additional grants of options under the TSYS 2000 Plan. The shares in this column reflect the last grant of options of TSYS common stock, which was made on November 3, 1997.

   <F3>There are no non-executive directors or nominee directors (or their associates) who received such options nor any other person who is to receive 5% of such options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the cash and noncash compensation for each of the last three fiscal years for the chief executive officer of TSYS and for the other four most highly compensated executive officers of TSYS.
--------------------------------------------------------------------------------

                                                SUMMARY COMPENSATION TABLE
                                                                                         Long-Term
                                                Annual Compensation                     Compensation Awards
                          --------------------------------------------------------   ------------------------------
                                                                    Other            Restricted       Securities      All
                                                                    Annual           Stock            Underlying      Other
Name and                                                            Compen-          Award(s)         Options/        Compen-
Principal Position<F1>    Year    Salary<F2>        Bonus<F3>       sation<F4>       <F5>             SARs            sation<F6>
-----------------------   ------  --------------   -----------      ------------     --------------   -------------   ------------
Richard W. Ussery         1999    $464,000         $292,500             -0-             -0-            90,170         $138,894
Chairman of the Board     1998     444,200          276,250             -0-             -0-           106,422          116,712
and Chief Executive       1997     414,225          257,806             -0-             -0-           540,491          141,895
Officer

Philip W. Tomlinson       1999     404,000          234,000             -0-             -0-            64,937          116,561
President                 1998     383,400          219,000             -0-             -0-            75,750           97,145
                          1997     354,550          202,650             -0-             -0-           505,715          115,674

William A. Pruett         1999     240,500          145,300             -0-             -0-            24,189           72,110
Executive Vice            1998     224,750          134,850             -0-             -0-            27,950           60,931
President                 1997     210,150          131,090             -0-             -0-           241,518           73,417

M. Troy Woods             1999     240,500          145,300             -0-             -0-            24,189           67,381
Executive Vice            1998     220,000          110,000             -0-             -0-            26,718           55,190
President                 1997     194,375          102,187             -0-             -0-           240,123           60,975

James B. Lipham           1999     202,500          122,500             -0-             -0-            20,098           56,504
Executive Vice President  1998     182,500           91,250             -0-             -0-            22,182           46,034
and Chief Financial       1997     162,500           86,250             -0-             -0-           234,980           51,716

--------------------

<F1> Mr. Blanchard  received no cash  compensation  from TSYS during 1999, other than director fees.

<F2> Amount  consists  of base  salary and  director  fees for  Messrs.  Ussery and Tomlinson.

<F3> Bonus amount for 1999 includes  a  special recognition  award of $1,000 for
     Messrs. Pruett, Woods and Lipham.

<F4> Perquisites and other personal  benefits are excluded because the aggregate amount does not exceed the lesser of $50,000 or 10% of annual salary and bonus for the named executives.

<F5> Amount  consists of market value of award  on date of grant. As of December
     31, 1999, Messrs. Ussery, Tomlinson, Pruett, Woods and Lipham held 19,006, 13,542, 5,104, 3,154 and 2,661 restricted shares, respectively, with a value of $377,744, $267,359, $101,447, $62,686 and $52,887, respectively.

<F6> The 1999 amount consists of contributions  or other  allocations to defined contribution plans of $30,448 for each executive; allocations pursuant to defined contribution excess benefit agreements of $107,757, $85,445, $41,171, $36,442 and $25,643 for each of Messrs. Ussery, Tomlinson, Pruett, Woods and Lipham, respectively; premiums paid for group term life insurance coverage of $542, $510, $491, $491 and $413 for each of Messrs. Ussery, Tomlinson, Pruett, Woods and Lipham, respectively; and the economic benefit of life insurance coverage related to split-dollar life insurance policies of $147 and $158 for Messrs. Ussery and Tomlinson, respectively.

STOCK OPTION EXERCISES AND GRANTS

     The following tables provide certain information regarding stock options granted and exercised in the last fiscal year and the number and value of unexercised options at the end of the fiscal year.
--------------------------------------------------------------------------------

                                            OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                            Individual Grants
                     ---------------------------------------------------------
                                  % of Total                                   Potential
                                  Options/                                     Realized Value at
                                  SARs           Exercise                      Assumed Annual Rates of
                     Options/     Granted to     or                            Stock Price Appreciation
                     SARs         Employees      Base                          For Option Term<F1>
                     Granted      in Fiscal      Price       Expiration       --------------------------
Name                 (#)          Year           ($/Share)   Date                5%($)       10%($)
-------------------  -----------  -------------  --------    --------------   ---------    -------------
Richard W. Ussery     90,020<F2>     9.52%        $22.88      02/08/09           $983,469  $2,354,473
                         150<F3>      .016         19.19      07/19/07              1,374       3,291

Philip W. Tomlinson   64,787<F2>     6.85          22.88      02/08/09            707,798   1,694,504
                         150<F3>      .016         19.19      07/19/07              1,374       3,291

William A. Pruett     24,039<F2>     2.54          22.88      02/08/09            262,626     628,740
                         150<F3>      .016         19.19      07/19/07              1,374       3,291

M. Troy Woods         24,039<F2>     2.54          22.88      02/08/09            262,626     628,740
                         150<F3>      .016         19.19      07/19/07              1,374       3,291

James B. Lipham       19,948<F2>     2.11          22.88      02/08/09            217,932     521,740
                         150<F3>      .016         19.19      07/19/07              1,374       3,291

---------------

<F1> The dollar gains under these columns result from calculations using the identified growth rates and are not intended to forecast future price appreciation of Synovus common stock.

<F2> Options to purchase Synovus common stock granted on February 9, 1999 at fair market value. Options become exercisable on February 9, 2001 and are transferable to family members.

<F3> Options to purchase Synovus common stock granted on July 20, 1999 at fair market value. Options become exercisable upon the earlier of: (a) July 20, 2002; or (b) the date the per share fair market value of Synovus common stock equals or exceeds $38.38.

--------------------------------------------------------------------------------

                    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION/SAR VALUES

                                                Number of Securities          Value of
                                                Underlying Unexercised        Unexercised In-the-Money
                     Shares        Value        Options/SARs at FY-End (#)    Options/SARs at FY-End ($)<F1>
                     Acquired on   Realized     --------------------------    -----------------------------
Name                 Exercise (#)  ($)<F1>      Exercisable/Unexercisable     Exercisable/Unexercisable
-------------------  ------------  -----------  --------------------------    -----------------------------
Richard W. Ussery     13,000      $213,061      340,551 /  196,592<F2>         $1,805,548/ $      103
                      -0-           -0-          84,000 /  336,000<F3>            263,970/  1,055,880

Philip W. Tomlinson   -0-           -0-         217,638 /  140,687<F2>          1,660,597/        103
                      -0-           -0-          84,000 /  336,000<F3>            263,970/  1,055,880

William A. Pruett      6,500        93,124       88,265 /   52,139<F2>            727,403/        103
                      -0-           -0-          42,000 /  168,000<F3>            131,985/    527,940

M. Troy Woods         12,150       214,241       53,778 /   50,907<F2>            287,925/        103
                      -0-           -0-          51,000 /  168,000<F3>            260,798/    527,940

James B. Lipham       -0-           -0-          57,083 /   42,280<F2>            401,788/        103
                      -0-           -0-          49,200 /  168,000<F3>            235,035/    527,940

----------

<F1> Market value of underlying  securities  at exercise or year-end,  minus the exercise or base price.

<F2> Options pertain to shares of Synovus common stock.

<F3> Options pertain to shares of TSYS common stock.

CHANGE IN CONTROL ARRANGEMENTS

     Long-Term Incentive Plans. Under the terms of the TSYS 2000 Long-Term Incentive Plan and Synovus' 1992, 1994 and 2000 Long-Term Incentive Plans, all awards become automatically vested in the event of a change of control. Awards under the Plans may include stock options, restricted stock, stock appreciation and performance awards. Messrs. Ussery, Tomlinson, Pruett, Lipham and Woods each have restricted stock and stock options under the Synovus/TSYS Long-Term Incentive Plans.

     Change of Control Agreements. TSYS has entered into Change of Control Agreements with Messrs. Ussery, Tomlinson, Pruett, Lipham and Woods, and certain other officers. In the event of a Change of Control, as defined below, an executive would receive the following:

     * For Messrs. Ussery and Tomlinson, three times their current base salary and bonus (bonus is defined as the average bonus over the past three years measured as a percentage multiplied by the executive's current base salary). Messrs. Pruett, Lipham and Woods would receive two times their base salary and bonus, as defined above.

     * Three years of medical, life, disability and other welfare benefits (two years for Messrs. Pruett, Lipham and Woods).

     * A pro rata bonus through the date of termination for the separation year.

     * A cash amount in lieu of a long-term incentive award for the year of separation equal to 1.5 times the normal market grant, if the executive received a long-term incentive award in the year of separation, or 2.5 times the market grant if not.

     In order to receive these benefits, an executive must be actually or constructively terminated within one year following a Change of Control or the executive may voluntarily or involuntarily terminate employment during the thirteenth month following a Change of Control.

     With respect to Synovus, a Change of Control under these agreements is defined as (1) the acquisition of 20% or more of the "beneficial ownership" of Synovus' outstanding voting stock, with certain exceptions for Turner family members, (2) the persons serving as directors of Synovus as of January 1, 1996, and their replacements or additions, ceasing to comprise at least two-thirds of the Board members, (3) a merger, consolidation, reorganization or sale of Synovus' assets unless the prior owners of Synovus own more than two-thirds of the new company, no person owns more than 20% of the new company, and two-thirds of the company's new Board members are prior Board members of Synovus, or (4) a triggering event occurs as defined in the Synovus Rights Agreement. With respect to TSYS, a Change of Control is generally defined the same as a Change of Control of Synovus, except that (1) a spin-off of TSYS stock to Synovus shareholders, and (2) any transaction in which Synovus continues to own more than 50% of the outstanding stock of TSYS are specifically excluded from the Change of Control definition. In the event an executive is impacted by the Internal Revenue Service excise tax that applies to certain Change of Control arrangements, the executive would receive additional payments so that he or she would be in the same position as if the excise tax did not apply. The Change of Control Agreements do not provide for any retirement benefits or perquisites.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in cumulative shareholder return on TSYS common stock with the cumulative total return of the Standard & Poor's 500 Index and the Standard & Poor's Computer Software & Services Index for the last five fiscal years (assuming a $100 investment on December 31, 1994 and reinvestment of all dividends).

[Omitted Stock Performance Graph is represented by the following table.]


         COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
        TSYS, S&P 500 AND S&P COMPUTER SOFTWARE & SERVICES INDEX

               1994      1995      1996      1997      1998      1999
               ----      ----      ----      ----      ----      -----
TSYS           $100      $179      $316      $291      $416     $  289

S&P 500        $100      $138      $169      $226      $290     $  351

S&P CS&S       $100      $141      $218      $304      $551     $1,020


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee ("Committee") of TSYS is responsible for evaluating the compensation of senior management of TSYS and its subsidiaries and TSYS Board members, as well as the compensation and other benefit plans in which officers, employees and directors of TSYS and its subsidiaries participate. The Committee has designed its compensation program to attract and retain highly motivated and well-trained executives in order to create superior shareholder value for TSYS shareholders.

     Elements of Executive Compensation. The four elements of executive compensation at TSYS are:

     *      Base Salary
     *      Annual Bonus
     *      Long-Term Incentives
     *      Other Benefits

     The Committee believes that a substantial portion (though not a majority) of an executive's compensation should be at risk based upon performance, both in the short-term (through the annual bonus and the Synovus/TSYS Profit Sharing Plan and the Synovus/TSYS 401(k) Savings Plan) and long-term (through long-term incentives such as stock options and restricted stock awards). The remainder of each executive's compensation is primarily based upon the competitive practices of companies similar in size to TSYS ("similar companies"), with certain adjustments as described below. The companies used for comparison under this approach are not the same companies included in the peer group index appearing in the Stock Performance Graph above. Each element of executive compensation is discussed in detail below.

     Base Salary. Base salary is an executive's annual rate of pay without regard to any other elements of compensation. The Committee believes the base salary of TSYS executives should reflect the outstanding stock performance of TSYS over the past 10 years, which resulted in significant value for TSYS shareholders. The Committee had difficulty, however, in obtaining appropriate market data for determining the compensation of TSYS executives. Positions for which market data could be obtained were targeted at the median level after the Committee added a premium to size-based market data to reflect pay at companies with similar strong stock performance. Positions for which market data could not be obtained were determined based upon internal equity considerations. Based solely upon these comparisons, the Committee increased Mr. Ussery's base salary in 1999. The Committee also increased the base salaries of TSYS' other executive officers in 1999 based solely upon these comparisons and internal equity considerations, as described above.

     Annual Bonus. The Committee may award annual bonuses to TSYS executives under two different plans, the Synovus Executive Bonus Plan (which was approved by TSYS shareholders) and the Synovus Incentive Bonus Plan. The Committee selects the participants in each Plan from year to year. For 1999, Messrs. Ussery, Tomlinson, Pruett, Woods and Lipham were selected to participate in the Incentive Bonus Plan. Under the terms of the Plans, bonus amounts are paid as a percentage of base pay based on the achievement of performance goals that are established each year by the Committee. The performance goals may be chosen by the Committee from among the following measurements:

     * Number of cardholder, merchant and/or other customer accounts processed and/or converted by TSYS;

     * Successful negotiation or renewal of contracts with new and/or existing customers by TSYS;

     *    Productivity and expense control;

     *    Stock price;

     *    Return on capital compared to cost of capital;

     *    Net income;

     *    Operating income;

     *    Earnings per share and/or earnings per share growth;

     *    Return on equity;

     *    Return on assets;

     * Non-performing assets and/or loans as a percentage of total assets and/or loans;

     *    Non-interest expense as a percentage of total expense;

     *    Loan charge-offs as a percentage of loans; and

     *    Asset growth.

     The Committee established a payout matrix based on attainment of net income goals during 1999 for Mr. Ussery and TSYS' other executive officers. The maximum percentage payouts under the Plans for 1999 were 65% for Mr. Ussery and 60% for Messrs. Tomlinson, Pruett, Woods and Lipham. TSYS' financial performance and each executive's individual performance can reduce the bonus awards determined by the attainment of the goals, although this was not the case for any of TSYS' executive officers. Because the maximum net income target for 1999 under the Plans was exceeded and the overall financial results of TSYS were favorable, Mr. Ussery and TSYS' other executive officers were awarded the maximum bonus amount for which each executive was eligible under the Plans' payout matrix.

     Long-Term Incentives. The Committee has awarded both stock options and restricted stock awards to executives. Because of the relatively low number of publicly traded shares of TSYS, the Committee has awarded Synovus stock options and restricted stock awards to TSYS executives, linking their interests to those of Synovus and TSYS shareholders. Restricted stock awards are designed to focus executives on the long-term performance of Synovus and TSYS. Stock options provide executives with the opportunity to buy and maintain an equity interest in Synovus and TSYS and to share in their capital appreciation. The Committee has established a payout matrix for long-term grants that uses total shareholder return measured by Synovus' performance (stock price increases plus dividends) and how Synovus' total shareholder return compares to the return of a peer group of companies. For the long- term incentive awards made in 1999, total shareholder return and peer comparisons were measured during the 1996 to 1998 performance period. Under the payout matrix, the Committee awarded Messrs. Ussery, Tomlinson, Pruett, Woods and Lipham stock options of 90,170, 64,937, 24,189, 24,189 and 20,198, respectively.

     Benefits. Executives receive other benefits that serve a different purpose than the elements of compensation discussed above. In general, these benefits either provide retirement income or protection against catastrophic events such as illness, disability and death. Executives generally receive the same benefits offered to the employee population, with the only exceptions designed to promote tax efficiency or to replace other benefits lost due to regulatory limits. The Synovus/TSYS Profit Sharing Plan and the Synovus/TSYS 401(k) Savings Plan, including an excess benefit plan which replaces benefits lost due to regulatory limits (collectively the "Plan"), is the largest component of TSYS' benefits package for executives. The Plan is directly related to the performance of TSYS because the contributions to the Plan, up to a maximum of 14% of an executive's compensation, depends upon TSYS' profitability. For 1999, Mr. Ussery and TSYS' other executive officers received a Plan contribution of 12.05% of their compensation, based upon the Plan's profitability formula. The remaining benefits provided to executives are primarily based upon the competitive practices of similar companies.

     The Internal Revenue Code limits the deductibility for federal income tax purposes of annual compensation paid by a publicly held corporation to its chief executive officer and four other highest paid executives for amounts in excess of $1 million, unless certain conditions are met. Because the Committee seeks to maximize shareholder value, the Committee has taken steps to ensure that any compensation paid to its executives in excess of $1 million is deductible. For 1999, Mr. Ussery would have been affected by this provision, but for the steps taken by the Committee. The Committee reserves the ability to make awards which do not qualify for full deductibility under the Internal Revenue Code, however, if the Committee determines that the benefits of doing so outweigh full deductibility.

     The Committee believes that its executive compensation program serves the best interests of the shareholders of TSYS. As described above, a substantial portion of the compensation of TSYS' executives is directly related to TSYS' performance. The Committee believes that the performance of TSYS to date validates its compensation philosophy.

Mason H. Lampton
John P. Illges, III

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mason H. Lampton and John P. Illges, III served as members of TSYS' Compensation Committee during 1999. No member of the Committee is a current or former officer or employee of TSYS or its subsidiaries.

                          TRANSACTIONS WITH MANAGEMENT

     During 1999, TSYS leased various properties in Columbus, Georgia from W.C. Bradley Co. for office space and storage. The rent paid for the space in 1999, which is approximately 71,915 square feet, was approximately $227,418. The lease agreements were made on substantially the same terms as those prevailing at the time for comparable leases for similar facilities with an unrelated third party in Columbus, Georgia.

     TSYS has entered into an agreement with CB&T with respect to the use of aircraft owned or leased by CB&T and W.C.B. Air L.L.C. CB&T and W.C.B. Air are parties to a Joint Ownership Agreement pursuant to which they jointly own or lease aircraft. W.C. Bradley Co. owns all of the limited liability company interests of W.C.B. Air. CB&T and W.C.B. Air have each agreed to pay fixed fees for each hour they fly the aircraft owned and/or leased pursuant to the Joint Ownership Agreeement. TSYS paid CB&T $881,970 for its use of the aircraft during 1999, which was used by CB&T to satisfy its commitments under the Joint Ownership Agreement. The charges payable by TSYS to CB&T in connection with its use of this aircraft approximate charges available to unrelated third parties in the State of Georgia for use of comparable aircraft for commercial purposes. William B. Turner, a director of TSYS and Chairman of the Executive Committee of CB&T and Synovus, is an advisory director and shareholder of W.C. Bradley Co. James H. Blanchard, Chairman of the Executive Committee of TSYS, Chairman of the Board of Synovus and a director of CB&T, is a director of W.C. Bradley Co. W. Walter Miller, Jr., a director of W.C. Bradley Co., is Senior Vice President and a director of TSYS. Elizabeth C. Ogie, the niece of William
B. Turner and the sister-in-law of W. Walter Miller, Jr., is a director of W.C Bradley Co. and a director of CB&T and Synovus. Stephen T. Butler, the nephew of William B. Turner and an officer and director of W.C. Bradley Co., is a director of CB&T. W.B. Turner, Jr. and John T. Turner, the sons of William B. Turner, are officers and directors of W.C. Bradley Co. and are also directors of CB&T.

     TSYS is the lessee under an operating lease agreement pertaining to its new corporate Campus. Under the operating lease agreement, the lessor purchased the land, paid for construction and development costs and leased the property to TSYS. During 1999, the lessor paid Cousins Properties Incorporated $662,923 for managing the development of the Campus. Thomas G. Cousins, a director of TSYS, is an officer, director and shareholder of Cousins Properties Incorporated.

     King & Spalding, a law firm located in Atlanta, Georgia, performed legal services on behalf of TSYS during 1999. Samuel A. Nunn, a director of TSYS, is a Senior Partner of King & Spalding. Bradley & Hatcher, a law firm located in Columbus, Georgia, performed legal services on behalf of TSYS during 1999. Richard Y. Bradley, a director of TSYS, CB&T and Synovus, is a partner of Bradley & Hatcher.

     For a description of certain transactions between TSYS and its affiliated companies, upon whose Boards of Directors certain of TSYS' directors also serve, see "Bankcard Data Processing Services Provided to CB&T and Certain of Synovus' Subsidiaries; Other Agreements Between TSYS, Synovus, CB&T and Certain of Synovus' Subsidiaries" on page 26.

        RELATIONSHIPS BETWEEN TSYS, SYNOVUS, CB&T AND CERTAIN OF SYNOVUS'
                                  SUBSIDIARIES

BENEFICIAL OWNERSHIP OF TSYS COMMON STOCK BY CB&T

     The following table sets forth the number of shares of TSYS common stock beneficially owned by CB&T, the only known beneficial owner of more than 5% of the issued and outstanding shares of TSYS common stock, as of December 31, 1999.
--------------------------------------------------------------------------------

                                                  Percentage of
                         Shares of                Outstanding Shares of
                         TSYS Common Stock        TSYS Common Stock
Name and Address of      Beneficially Owned       Beneficially Owned
Beneficial Owner         as of 12/31/99           as of 12/31/99
------------------------ ------------------------ -----------------------------
Columbus Bank
and Trust Company        157,455,980(1)(2)             80.8%
1148 Broadway
Columbus, Georgia 31901

------------

<F1> CB&T individually owns these shares.

<F2> As of December 31, 1999, Synovus Trust Company, a wholly owned trust company subsidiary of CB&T, held in various fiduciary capacities a total of 1,639,923 shares (.84%) of TSYS common stock. Of this total, Synovus Trust Company held 1,306,403 shares as to which it possessed sole voting power, 1,263,558 shares as to which it possessed sole investment power, 285,569 shares as to which it possessed shared voting power and 292,719 shares as to which it possessed shared investment power. In addition, as of December 31, 1999, Synovus Trust Company held in various agency capacities an additional 2,087,506 shares of TSYS common stock as to which it possessed no voting or investment power. Synovus and its subsidiaries disclaim beneficial ownership of all shares of TSYS common stock which are held by Synovus Trust Company in various fiduciary and agency capacities.

     CB&T, by virtue of its individual ownership of 157,455,980 shares, or 80.8%, of the outstanding shares of TSYS common stock on December 31, 1999 is able to, and intends to, elect a majority of TSYS' Board of Directors. CB&T presently controls TSYS.

INTERLOCKING DIRECTORATES OF TSYS, SYNOVUS AND CB&T

     Seven of the sixteen members of and nominees to serve on TSYS' Board of Directors also serve as members of the Boards of Directors of Synovus and CB&T. They are James H. Blanchard, Richard Y. Bradley, Gardiner W. Garrard, Jr., John
P. Illges, III, H. Lynn Page, William B. Turner and James D. Yancey. Mason H. Lampton serves as an Advisory Director of CB&T and as a director of Synovus.

SYNOVUS COMMON STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth the number of shares of Synovus common stock beneficially owned by TSYS' directors, by each executive officer named in the Summary Compensation Table on page 17 and by all directors and executive officers as a group as of December 31, 1999.
--------------------------------------------------------------------------------

                           Shares of       Shares of      Shares of
                             Synovus         Synovus        Synovus                      Percentage
                        Common Stock    Common Stock   Common Stock                              of
                        Beneficially    Beneficially   Beneficially           Total     Outstanding
                          Owned with      Owned with     Owned with       Shares of       Shares of
                         Sole Voting          Shared    Sole Voting         Synovus         Synovus
                                 and      Voting and         but no    Common Stock    Common Stock
                          Investment      Investment     Investment    Beneficially    Beneficially
                         Power as of     Power as of    Power as of     Owned as of     Owned as of
Name                        12/31/99        12/31/99       12/31/99        12/31/99<F1>    12/31/99
--------------------    --------------  ------------  ---------------  ------------    ------------
James H. Blanchard         1,588,506            ---       233,678       2,909,288              1.0
Richard Y. Bradley            20,794        129,895         ---           150,689                *
G. Wayne Clough                  ---            ---         ---               ---              ---
Thomas G. Cousins                ---            ---         ---               ---              ---
Gardiner W. Garrard, Jr.     204,147      1,274,125         ---         1,478,272                *
Sidney E. Harris                 ---            ---         ---               ---              ---
John P. Illges, III          289,875        510,376<F2>     ---           800,251                *
Mason H. Lampton              79,367        290,951<F3>     ---           370,318                *
James B. Lipham                4,746            ---         2,660          86,521                *
W. Walter Miller, Jr.         30,345         63,379         ---           126,215                *
Samuel A. Nunn                  ---             ---         ---              ---               ---
H. Lynn Page                 815,886         12,047         ---           827,933                *
William A. Pruett              5,979            ---         5,103         127,147                *
Philip W. Tomlinson           41,845            ---        13,451         348,534                *
William B. Turner             72,634     30,356,517<F4>     ---        30,429,151             10.8
Richard W. Ussery             92,890          4,293        19,006         563,012                *
M. Troy Woods                  3,681            ---         ---            84,027                *
James D. Yancey            1,015,873         61,677        22,561       1,733,330                *
Rebecca K. Yarbrough          45,522         20,795         ---            66,317                *
Directors and Executive
 Officers as a group
 (21 persons)              4,405,016     32,724,055       367,633      40,601,281             14.2

*    Less than one percent of the outstanding shares of Synovus common stock.

-------------------

<F1> The totals shown for the following directors and executive officers of TSYS include the number of shares of Synovus common stock that each individual has the right to acquire within 60 days through the exercise of stock options:

          Person                                       Number of Shares
          ------                                       ----------------
     James H. Blanchard                                   1,087,104
     James B. Lipham                                         79,115
     W. Walter Miller, Jr.                                   32,491
     William A. Pruett                                      116,065
     Philip W. Tomlinson                                    239,238
     Richard W. Ussery                                      446,823
     M. Troy Woods                                           80,346
     James D. Yancey                                        633,219

     In addition, the other executive officers of TSYS have rights to acquire an aggregate of 336,176 shares of Synovus common stock within 60 days through the exercise of stock options.

<F2> Includes  62,667  shares  of  Synovus  common  stock  held by a  charitable foundation of which Mr. Illges is a trustee.

<F3> Includes 264,687  shares of Synovus  common stock held in a trust for which
     Mr. Lampton is not the trustee. Mr. Lampton disclaims beneficial ownership of such shares.

<F4> Includes 2,620,493 shares of Synovus common stock held by a charitable foundation of which Mr. Turner is a trustee, and 27,716,207 shares of Synovus common stock beneficially owned by TB&C Bancshares, Inc., of which Mr. Turner is an officer, director and shareholder.


BANKCARD DATA PROCESSING SERVICES PROVIDED TO CB&T AND CERTAIN OF SYNOVUS' SUBSIDIARIES; OTHER AGREEMENTS BETWEEN TSYS, SYNOVUS, CB&T AND CERTAIN OF SYNOVUS' SUBSIDIARIES

     During 1999, TSYS provided bankcard data processing services to CB&T and certain of Synovus' other banking subsidiaries. The bankcard data processing agreement between TSYS and CB&T can be terminated by CB&T upon 60 days prior written notice to TSYS or terminated by TSYS upon 180 days prior written notice to CB&T. During 1999, TSYS derived $8,049,915 in revenues from CB&T and certain of Synovus' other banking subsidiaries for the performance of bankcard data processing services and $221,844 in revenues from Synovus and its subsidiaries for the performance of other data processing services. TSYS' charges to CB&T and Synovus' other subsidiaries for bankcard and other data processing services are comparable to, and are determined on the same basis as, charges by TSYS to similarly situated unrelated third parties.

     Synovus Service Corp., a wholly owned subsidiary of Synovus, provides various services to Synovus' subsidiary companies, including TSYS. TSYS and Synovus Service Corp. are parties to a Lease Agreement pursuant to which Synovus Service Corp. leased from TSYS office space for lease payments aggregating $51,594 during 1999. Synovus Service Corp. also paid TSYS $382,840 during 1999 for data processing services. The terms of these transactions are comparable to those which could have been obtained in transactions with unaffiliated third parties.

     TSYS and Synovus and TSYS and Synovus Service Corp. are parties to Management Agreements (having one year, automatically renewable, unless terminated, terms), pursuant to which Synovus and Synovus Service Corp. provide certain management services to TSYS. During 1999, these services included human resource services, maintenance services, security services, communications services, corporate education services, travel services, investor relations services, corporate governance services, legal services, regulatory and statutory compliance services, executive management services performed on behalf of TSYS by certain of Synovus' officers and financial services. As compensation for management services provided during 1999, TSYS paid Synovus and Synovus Service Corp. management fees of $1,524,780 and $10,639,179, respectively. Management fees are subject to future adjustments based upon charges at the time by unrelated third parties for comparable services.

     During 1999, Synovus Trust Company served as Trustee of various employee benefit plans of TSYS. During 1999, TSYS paid Synovus Trust Company trustee's fees under these plans of $317,081.

     During 1999, Columbus Depot Equipment Company, a wholly owned subsidiary of TSYS, and CB&T and nine of Synovus' other subsidiaries were parties to Lease Agreements pursuant to which CB&T and nine of Synovus' other subsidiaries leased from Columbus Depot Equipment Company computer related equipment for bankcard and bank data processing services for lease payments aggregating $80,490. The terms, conditions and rental rates provided for in these Agreements are comparable to corresponding terms, conditions and rates provided for in leases of similar equipment offered by unrelated third parties.

     During 1999, Synovus Technologies, Inc., a wholly owned subsidiary of Synovus, paid TSYS $143,405 for data links, network services and other miscellaneous items related to the data processing services which Synovus Technologies, Inc. provides to its customers, which amount was reimbursed to Synovus Technologies, Inc. by its customers. During 1999, Synovus Technologies, Inc. paid TSYS $24,900, primarily for computer processing services. During 1999, TSYS paid Synovus Technologies $765,741 for lockbox services. The charges for processing and other services are comparable to those between unrelated third parties.

     During 1999, TSYS and CB&T were parties to a Lease Agreement pursuant to which TSYS leased office space from CB&T for lease payments of $36,308. The terms, conditions and rental rates provided for in this Lease Agreement are comparable to corresponding terms, conditions and rates provided for in leases of similar facilities offered by unrelated third parties in the Columbus, Georgia area. In addition, TSYS paid CB&T $345,893 during 1999 for marketing rights. These charges are comparable to those between unrelated third parties.

     During 1999, Synovus, CB&T and other Synovus subsidiaries paid to Columbus Productions, Inc. and TSYS Total Solutions, Inc., wholly owned subsidiaries of TSYS, an aggregate of $5,403,294 for printing, correspondence and facilities management services. The charges for these services are comparable to those between unrelated third parties.

     During 1999, TSYS and its subsidiaries were paid $1,865,621 of interest by CB&T in connection with deposit accounts with, and commercial paper purchased from, CB&T. The interest rates paid are comparable to those provided for between unrelated third parties.

     The Board of Directors of TSYS has resolved that transactions with officers, directors, key employees and their affiliates shall be approved by a majority of its independent and disinterested directors, if otherwise permitted by applicable law, and will be on terms no less favorable than could be obtained from unrelated third parties.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires TSYS' officers and directors, and persons who own more than ten percent of TSYS common stock, to file reports of ownership and changes in ownership on Forms 3,4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulations to furnish TSYS with copies of all Section 16(a) forms they file.

     To TSYS' knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, TSYS believes that during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Mr. Lampton reported one transaction late on a Form 4, Mr. Woods reported two transactions late on an amended Form 4 and Mr. Page reported one transaction late on a Form 4.

                            INDEPENDENT AUDITORS

     On March 1, 2000, TSYS' Board of Directors appointed KPMG LLP as the independent auditors to audit the financial statements of TSYS and its subsidiaries for the fiscal year ending December 31, 2000. The Board of Directors knows of no direct or material indirect financial interest by KPMG in TSYS or of any connection between KPMG and TSYS in the capacity of promoter, underwriter, voting trustee, director, officer, shareholder or employee.

     Representatives of KPMG will be present at TSYS' 2000 Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              GENERAL INFORMATION

FINANCIAL INFORMATION

     Detailed financial information for TSYS and its subsidiaries for its 1999 fiscal year is included in TSYS' 1999 Annual Report that is being mailed to TSYS' shareholders together with this Proxy Statement.

SHAREHOLDER PROPOSALS FOR THE 2001 PROXY STATEMENT

     Any shareholder satisfying the Securities and Exchange Commission requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2001 Annual Meeting of Shareholders should submit the proposal in writing to the Secretary, Total System Services, Inc., 901 Front Avenue, Suite 301, Columbus, Georgia 31901. TSYS must receive a proposal by November 10, 2000 in order to consider it for inclusion in the Proxy Statement for the 2001 Annual Meeting of Shareholders.

DIRECTOR NOMINEES OR OTHER BUSINESS FOR PRESENTATION AT THE ANNUAL MEETING

     Shareholders who wish to present director nominations or other business at the Annual Meeting are required to notify the Secretary of their intent at least 45 days but not more than 90 days before March 10, 2001 and the notice must provide information as required in the bylaws. A copy of these bylaw requirements will be provided upon request in writing to the Secretary, Total System Services, Inc., 901 Front Avenue, Suite 301, Columbus, Georgia 31901. This requirement does not apply to the deadline for submitting shareholder proposals for inclusion in the Proxy Statement (see "Shareholder Proposals for the 2001 Proxy Statement" above), nor does it apply to questions a shareholder may wish to ask at the meeting.

SOLICITATION OF PROXIES

     TSYS will pay the cost of soliciting proxies. Proxies may be solicited on behalf of TSYS by directors, officers or employees by mail, in person or by telephone, facsimile or other electronic means. TSYS will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

     The above Notice of Annual Meeting and Proxy Statement are sent by order of the TSYS Board of Directors.

                                             /s/Richard W. Ussery
                                             Richard W. Ussery
                                             Chairman of the Board
                                             Total System Services, Inc.

March 10, 2000

                                   APPENDIX A

PROXY                                                                 PROXY
                      TOTAL SYSTEM SERVICES, INC.
          POST OFFICE BOX 2506, COLUMBUS, GEORGIA  31902-2506
      ANNUAL MEETING OF SHAREHOLDERS OF TSYS TO BE HELD APRIL 13, 2000
        SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TSYS

The undersigned shareholder of Total System Services, Inc. hereby appoints James B. Lipham and Dorenda K. Weaver, or any of them acting singly in the absence of the other, proxies with full power of substitution, to vote all shares of Common Stock of TSYS of the undersigned or with respect to which the undersigned is entitled to vote at the ANNUAL MEETING OF THE SHAREHOLDERS OF TSYS to be held on the 13th day of April, 2000, and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present.

The Board of Directors is not aware of any matters likely to be presented for action at the Annual Meeting of Shareholders of TSYS, other than the matters listed herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in this Proxy or their substitutes will vote upon such other matters in accordance with their best judgement. This Proxy is revocable at any time prior to its use.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH
ANY INSTRUCTIONS INDICATED HEREIN. IF NO INDICATION IS MADE, IT WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED HEREIN.

IF YOU DO NOT VOTE BY PHONE OR OVER THE INTERNET, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please mark, date and sign exactly as your name appears on the proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, custodian, or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

______________________________________     __________________________________

______________________________________     __________________________________

                                          THE BOARD OF DIRECTORS RECOMMENDS
                                          THAT SHAREHOLDERS VOTE FOR THE
                                          PROPOSALS LISTED BELOW.
[X] PLEASE MARK VOTES AS IN THIS EXAMPLE
                                                       For All   With- For all
-----------------------------------------              Nominees  hold   Except
TOTAL SYSTEM SERVICES, INC.                1.  Proposal    [ ]    [ ]    [ ]
-----------------------------------------      to elect as
Mark box at right                    [ ]       directors:
if an address change or comment has been noted on the reverse side of this card.

 CONTROL NUMBER:
 RECORD DATE SHARES:                       (01) James H. Blanchard, (02) Richard
                                           Y. Bradley, (03) Gardiner W. Garrard,
                                           Jr., (04) John P. Illges, III and
                                           (05) W. Walter Miller, Jr. to serve
                                           until the Annual Meeting of
                                           Shareholders in 2003; (06) G. Wayne
                                           Clough to serve until the Annual
                                           Meeting of Shareholders in 2002; and
                                           (07) Thomas G. Cousins,(08) Sidney E.
                                           Harris and (09) Rebecca K. Yarbrough
                                           to serve until the Annual Meeting of
                                           Shareholders in 2001.

                                           Note: If you do not wish  your
                                           shares  voted "For" a particular
                                           nominee, mark the "For All Except"
                                           box and strike a line through the
                                           name(s) of the nominee(s). Your
                                           shares will be voted for the
                                           remaining nominee(s).

                                           2. Proposal to approve the Synovus
                                              Financial Corp. 2000 Long-Term
                                              Incentive Plan.

                                                For    Against    Abstain
                                                [ ]      [ ]        [ ]

                                           3. Proposal to approve the Total
                                              System Services, Inc. 2000
                                              Long-Term Incentive Plan.

                                                For    Against    Abstain
                                                [ ]      [ ]        [ ]

                                           The undersigned hereby acknowledges
                                           receipt of NOTICE of the ANNUAL
                                           MEETING and the PROXY STATEMENT
                                           and hereby revokes all Proxies
                                           previously given by the undersigned
                                           for the ANNUAL MEETING.





Please be sure to
sign and date this Proxy.[Date:             ]
Shareholder sign here[                      ]
Co-owner sign here[                         ]


DETACH CARD                                                      DETACH CARD


VOTE BY TELEPHONE                         VOTE BY INTERNET
It's fast, convenient, and immediate!     It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone      is immediately confirmed and posted.

Follow these four easy steps:             Follow these four easy steps:

1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                 Statement and Proxy Card.

2. Call the toll-free number              2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683). For      http://www.eproxyvote.com/tss
   shareholders residing outside the
   United States call collect on a touch  3. Enter your Control Number located
   tone phone 1-201-536-8073.                on your Proxy Card.
   There is NO CHARGE for this call.

3. Enter your Control Number located      4. Follow the instructions provided.
   on your Proxy Card.

4. Follow the recorded instructions.

Your vote is important!                   Your vote is important!
Call 1-877-PRX-VOTE anytime!              Go to
                                          http://www.eproxyvote.com/tss anytime!

DO NO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                   APPENDIX B

                             SYNOVUS FINANCIAL CORP.
                     2000 EMPLOYEE LONG-TERM INCENTIVE PLAN


SECTION 1.  General Purpose of Plan

The name of this plan is the Synovus Financial Corp. 2000 Employee Long-Term Incentive Plan (the "Plan"), formerly the 1996 Employee Long-Term Incentive Plan. The purpose of the Plan is to enable Synovus Financial Corp. (the "Corporation") and its Subsidiaries to attract, retain, motivate, and reward employees who make a significant contribution to the Corporation's long-term success, and to enable such employees to acquire and maintain an equity interest in Synovus Financial Corp.


SECTION 2.  Definitions

For purposes of the Plan, the following terms shall be defined as set forth below:

      a. "Award" means any award of Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock, or Performance Awards, whether in cash or stock or a combination thereof, authorized by the Committee under this Plan.

      b. "Board" means the Board of Directors of the Corporation or the Executive Committee of the Board of Directors of the Corporation.

      c. "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, any of which acts cause the Corporation or any Subsidiary liability or loss, as determined by the Board.

      d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

      e. "Committee" means the Compensation Committee, or any other committee of the Board appointed for the purpose of administering the Plan, which committee shall consist exclusively of two or more Disinterested Persons, at least two of whom are directors of both the Corporation and of Total System. In the context of Awards made to employees of Total System, the term "Committee" shall mean only those members of the Committee who are directors of both the Corporation and of Total System.

      f.    "Commission" means the Securities and Exchange Commission.

      g.    "Corporation" means Synovus Financial Corp.

      h. "Disability" means total and permanent physical or mental disability or incapacity of an employee to fulfill at any time or from time to time his normal duties as an employee, as certified in writing by two competent physicians, one of which shall be selected by the Committee and the other of which shall be selected by the employee or his duly appointed guardian or legal or personal representative. In addition, for purposes of determining Disability as it applies to any Incentive Stock Option, the term "Disability" shall be interpreted consistently with Code Sections 421-424.

      i. "Disinterested Person" is a person who meets both (i) the definition of "disinterested person" as set forth in Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission, and (ii) the definition of "outside director" as set forth in Code Section 162(m), as amended from time to time.

      j. "Early Retirement" means retirement from active employment with the Corporation or any Subsidiary pursuant to the early retirement provisions of the applicable Corporation or Subsidiary pension plan.

      k. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

      l. "Fair Market Value" means, as of any given date, the closing price of the Stock on such date (or if no transactions were reported on such date on the next preceding date on which transactions were so reported) in the principal market in which such Stock is traded on such date as reported in The Wall Street Journal (or any other publication designated by the Committee) except that, with respect to grants of Restricted Stock, "Fair Market Value" for Restricted Stock on the date of grant shall be determined as of the time and date of the Restricted Stock grant by the Compensation Committee.

      m. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
            Section 422 of the Code.

      n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      o. "Normal Retirement" means retirement from active employment with the Corporation or any Subsidiary on or after the normal retirement date specified in the applicable Corporation or Subsidiary pension plan.

      p. "Option Price Adjustment Right" means a right granted under Section 6 in tandem with a Stock Option which entitles the recipient to have applied as a credit against the exercise price of the related Stock Option an amount equal to: (i) the total number of shares of stock subject to the Option Price Adjustment Right (or the portion or portions thereof which the recipient from time to time elects to use for this purpose), multiplied by (ii) a fixed percentage of the Fair Market Value of a share of Stock on a date to be designated by the Committee.

      q. "Participant" means any employee of the Corporation and its Subsidiaries designated by the Committee to receive an Award under the Plan.

      r. "Performance Award" means an award of shares of Stock or cash to a Participant pursuant to Section 9 contingent upon achieving certain performance goals.

      s. "Plan" means this Synovus Financial Corp. 2000 Employee Long-Term Incentive Plan.

      t. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

      u. "Retirement" means Normal or Early Retirement under the applicable Corporation or Subsidiary pension plan.

      v. "Stock" means the common stock of the Corporation or any successor corporation.

      w. "Stock Appreciation Right" means a right granted under Section 7, which entitles the holder to receive a cash payment or an award of Stock or, if applicable, as a credit against the purchase price of a related Stock Option, in an amount equal to the difference between
            (i) the Fair Market Value of the Stock covered by such right at the date the right is granted and (ii) the Fair Market Value of the Stock covered by such right at the date the right is exercised, unless otherwise determined by the Committee pursuant to Section 7, multiplied by the number of shares covered by the right.

      x. "Stock Option" means any option to purchase shares of Stock granted to employees pursuant to Section 6.

      y. "Subsidiary" means any corporation (other than Synovus Financial Corp.) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      z. "Total System" means Total System Services, Inc., a Subsidiary of the Corporation of which approximately 19% of the stock is publicly held.

SECTION 3.  Administration

The Plan shall be administered by the Committee which shall at all times consist of not less than two Disinterested Persons, at least two of whom are directors of both the Corporation and of Total System. Whenever under this Plan, any act or decision is to be made with respect to Awards made to employees of Total System, including without limitation the selection of Total System employees for the grant of Awards and the establishment, administration and certification of attainment of relevant performance goals, if any, such act or decision shall be made by, and the term "Committee" in that context shall mean, only those members of the Committee who are directors of both the Corporation and of Total Systems.

The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options; (ii) Option Price Adjustment Rights; (iii) Stock Appreciation Rights; (iv) Restricted Stock; or
(v) Performance Awards.

In particular, the Committee shall have the authority:

     (i) to select the employees of the Corporation and its Subsidiaries to whom Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing from time to time will be granted hereunder; (ii) to grant Incentive Stock Options, Non-Qualified Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock, or Performance Awards, or a combination of the foregoing, hereunder;
          (iii) to determine the number of shares of Stock to be covered by each such Award granted hereunder;

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder including, but not limited to, any restriction on any Award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

     (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and all Plan Participants. It is not anticipated that the Plan will be presented for shareholder approval.


SECTION 4.  Stock Subject to Plan

The total number of shares of Stock reserved and available for distribution under the Plan shall be 20,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been subject to option cease to be subject to option without having been exercised, or if any shares subject to any Restricted Stock, Option Price Adjustment Rights, Stock Appreciation Rights, or Performance Awards granted hereunder are forfeited or such Awards are otherwise terminated without having been exercised, such shares shall again be available for distribution in connection with future Awards under the Plan in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under Section 16 of the Exchange Act. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Stock subject to such Award shall not be available for regrant under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan and in the number of shares subject to Stock Appreciation Rights, Option Price Adjustment Rights, Restricted Stock or Performance Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, in order to preserve each Participant's rights substantially proportionate to the Participant's rights existing prior to such event, provided that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Rights or Option Price Adjustment Rights associated with any Stock Option the price of which is adjusted.

Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant in any calendar year shall be 2,000,000.

SECTION 5.  Eligibility

Any employee of the Corporation or any of its Subsidiaries (but excluding members of the Committee and any person who is a director of the Corporation or any Subsidiary, but not an employee of the Corporation or any Subsidiary) is eligible to be granted Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock or Performance Awards. The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each Award or grant.


SECTION 6.  Stock Options

Stock Options may be granted either alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option Awards need not be the same with respect to each optionee.

The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options (subject to the provisions of Section 15 of the Plan) and (ii) Non-Qualified Stock Options.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Option Price Adjustment Rights or Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. The option price per share of Stock may be equal to or more or less than the Fair Market Value of the Stock on the date of grant, except that the option price for any Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option (determined without regard to any Option Price Adjustment Rights or Stock Appreciation Rights). If the option is an Incentive Stock Option and if the employee to whom the Incentive Stock Option is granted owns directly or indirectly more than 10% of the total combined voting power of all classes of Stock immediately before the grant of the option, then the option price per share of Stock must be at least 110% of the Fair Market Value of the Stock on the date of grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted. If the option is an Incentive Stock Option and if the employee to whom the Incentive Stock Option is granted owns directly or indirectly more than 10% of the total combined voting power of all classes of Stock immediately before the grant of the option, then the term of the option may not exceed five years.

     (c) Exercisability. Subject to paragraph (j) of this Section 6 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that except as provided in paragraphs (f) and (g) of Section 6, unless a longer vesting period is otherwise determined by the Committee at grant, no Stock Option shall be exercisable for a period of six months after the date of the grant of the option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

     (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the exercise period described in Section 6(c) by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. If approved and as determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). Payment of the exercise price of a Stock Option and any withholding tax due at exercise also may be made through any program or procedure (including but not limited to a broker-dealer cashless exercise program) if approved by the Committee. No shares of Stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

     (e)  Transferability of Options.

          (1) Incentive Stock Options. No Incentive Stock Option shall be transferable by the optionee, otherwise than by will or by the laws of descent and distribution, or be subject to attachment, execution or similar process. All Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (2) Non-Qualified Stock Options. Non-Qualified Stock Options shall likewise be non-transferable by the optionee, otherwise than by will or by the laws of descent and distribution, and not subject to attachment, execution or similar process; provided, however, that the Committee may by resolution or after grant designate existing or future Non-Qualified Stock Options as "transferable," meaning that the optionee may sign an agreement which transfers all or a portion of such Non-Qualified Stock Option (either exercisable or non-exercisable) to (A) a member of the optionee's Immediate Family, (B) any trust or trusts in which members of the optionee's Immediate Family have more than a fifty percent (50%) beneficial interest, (C) any entity in which optionee and/or members of the optionee's Immediate Family own more than fifty percent (50%) of the voting interests, or (D) any foundation in which optionee and/or optionee's Immediate Family members control the management of the foundation's assets, subject to such terms and conditions as the Committee may establish. The form of agreement pursuant to which such options are transferred must be approved by the Committee and executed by the optionee, transferee and the Company. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, except that the term "optionee" shall be deemed to refer to the transferee subject to any terms and conditions established by the Committee. Subsequent transfers of such transferred options shall be prohibited, except by will or the laws of descent and distribution. For purposes of this Subsection, "Immediate Family" means the optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, nephew or niece of the optionee (including by adoption), and any person sharing the optionee's household (other than a tenant or employee).

     (f) Termination by Death (other than by suicide). Unless otherwise determined by the Committee at or after grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of death (other than by suicide), the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at or after grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or for the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at or after grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after the expiration of the stated term of such Stock Option; and, provided that if the optionee dies within such period any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for the remainder of the stated term of the Stock Option. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of
          Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee's employment with the Corporation or any Subsidiary terminates for Cause or for death by reason of suicide or for any reason other than Disability or Normal or Early Retirement or death other than by suicide, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised to the extent such Stock Option could have been exercised on the date of cessation of employment for the lesser of three months from the date of termination or the balance of such Stock Option's term if the optionee's employment with the Corporation or any Subsidiary is involuntarily terminated by the optionee's employer without Cause.

     (j) Limit on Value of Incentive Stock Options First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of
          Section 422 of the Code are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any Subsidiary) shall not exceed $100,000.

     (k) Option Price Adjustment Rights. The Committee shall have the discretion to grant Option Price Adjustment Rights in conjunction with all or part of any Stock Option granted under the Plan, either at or after the time of grant of such Stock Option. Option Price Adjustment Rights shall be exercisable only at such time as and to the same extent that the Stock Options to which the Option Price Adjustment Rights relate are exercisable. An Option Price Adjustment Right granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. An Option Price Adjustment Right may be exercised by an optionee by exercising and surrendering the applicable potion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to have applied as a credit against the exercise price of the related Stock Option an amount equal to: (i) the total number of shares of stock subject to the Option Price Adjustment Right (or the portion or portions thereof which the optionee from time to time elects to use for this purpose), multiplied by (ii) a fixed percentage of the Fair Market Value of a share of Stock on a date to be designated by the Committee.

SECTION 7.  Stock Appreciation Rights

     (a) Grant and Exercise When Granted in Conjunction With Stock Options. Stock Appreciation Rights may be granted alone or in conjunction with all or part of any Stock Option granted under the Plan and may contain terms and conditions different from those of the related Stock Option, except as otherwise provided below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

          A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

          A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (c) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (c) of this Section 7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Grant and Exercise When Granted Alone. Stock Appreciation Rights may be granted at the discretion of the Committee in a manner not related to an award of a Stock Option. The Committee should have the discretion to determine the terms and conditions of any Stock Appreciation Rights not related to a Stock Option Award. A Stock Appreciation Right granted under this Section 7(b) is not exercisable for a period of six months from the date of grant, unless a longer period is otherwise determined by the Committee. The Stock Appreciation Right, granted under Section 7(b), shall be exercisable in accordance with Section 7(c) over a period not to exceed ten years. Any Stock Appreciation Right which is outstanding on the last day of the exercisable period shall be automatically exercised on such date for cash or Common Stock, as determined by the Committee, without any action by the holder if, on that date, the Fair Market Value of the Stock exceeds the exercise price of the Stock Appreciation Right.

     (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights granted pursuant to Section 7(a) shall be exercisable only at such time or times and to the extent that the Stock Options to which the Stock Appreciation Rights relate shall be exercisable in accordance with the provisions of Section 6 and this Section 7 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death other than by suicide or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a), an optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(b), the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Fair Market Value of one share of Stock at the date the Stock Appreciation Right was granted multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (iii)No Stock Appreciation Right shall be transferable by the holder, other than by will or the laws of descent and distribution, or be subject to attachment, execution or similar process. All Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

          (iv) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a), the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 of the Plan on the number of shares of Stock to be issued under the Plan.

          (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option pursuant to Section 7(a), may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (vi) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 7, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" (as defined in Section 12 below). Furthermore, the Committee may provide, at the time of grant of any Stock Appreciation Right, that such Stock Appreciation Right can be exercised only upon the attainment of specified performance goals or other such criteria as the Committee may determine in its sole discretion.

          (vii)In the discretion of the Committee, if the Plan is approved by the shareholders of the Corporation in accordance with Section 15 of the Plan, a Stock Appreciation Right may provide that any exercise by a Participant of all or a portion of a Stock Appreciation Right for cash, may only be made during the period beginning on the third business day following the date of the Corporation's release of its quarterly or annual summary statements of earnings to the public and ending on the twelfth business day following such date; provided, however, that the foregoing shall not apply to any exercise by a Participant of a Stock Appreciation Right for cash where the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the Participant.

SECTION 8.  Restricted Stock

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the employees of the Corporation and its Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such Awards may be subject to forfeiture, the nature of the restrictions, including any performance requirements, the circumstances under which restrictions will lapse and all other conditions of the Awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of an Award of shares of Restricted Stock shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then applicable terms and conditions.

          (i) Awards of Restricted Stock must be accepted within a period of thirty days (or such shorter period as the Committee may specify) after the Award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

          (ii) Each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock to be held in escrow as described below.

               Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Synovus Financial Corp. 2000 Employee Long-Term Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Synovus Financial Corp. Copies of such Plan and Agreement are on file in the offices of Synovus Financial Corp., One Arsenal Place, 901 Front Avenue, Suite 301, Columbus, Georgia, 31901."

          (iii)The Committee shall require that the stock certificate evidencing such shares be held in escrow by Synovus Trust Company ("STC"), or any other escrow agent designated by the Committee until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award. In the event the Participant has obtained a loan to purchase the Restricted Stock or to pay any taxes due with respect to the Restricted Stock, STC or other escrow agent shall have the right to require that the shares continue to be held in escrow until such loan is repaid.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and Restricted Stock Award Agreements, during the period of six months after the Award or such longer period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

          (ii) Except as provided in paragraph (c)(i) of this Section 8, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to receive any dividends, unless the Committee shall declare otherwise at the time of the Award.

                    Dividends paid in cash with respect to shares of Restricted Stock shall not be subject to any restrictions or subject to forfeiture. Dividends paid in Stock of the Corporation or Stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock and the repayment of any loans obtained to purchase the Restricted Stock or to pay any taxes due with respect to the Restricted Stock.

          (iii)Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction (together with any price paid for such shares by the Participant) shall be forfeited by the Participant, unless otherwise determined by the Committee.

          (iv) The Committee may, in its sole discretion, waive in whole or in part any or all restrictions with respect to any Participant's shares of Restricted Stock.

SECTION 9.  Performance Awards

     (a) Administration. Shares of Stock and/or a payment in cash may be distributed under the Plan to an employee upon the attainment of performance objectives, as a Performance Award. The Committee shall determine the employees of the Corporation and its Subsidiaries to whom Performance Awards are granted, the terms and conditions of the performance objectives, the term of the performance period and the value and form of the payment of the Performance Award.

     (b) Performance Objectives. The Committee, in its sole discretion may establish, under this Section 9, performance objectives either in terms of Corporation-wide objectives or in terms of objectives that are related to the specific performance of an employee or a bank, a group, division, department, or Subsidiary within the Corporation in which the Participant is employed. A minimum level of performance, at the discretion of the Committee, may be established.

          If, at the end of the performance period, the specified objectives have been attained, the Participant is deemed to have fully earned the Performance Award. If such performance objectives are only partially attained, the Participant may be deemed by the Committee to have partly earned the Performance Award and would become eligible to receive a portion of the total Award, as determined by the Committee. If a required minimum level of achievement has not been met, as determined by the Committee, the Participant is entitled to no portion of the Performance Award. If, at the end of the performance period, performance exceeds the target, the Participant, at the Committee's discretion, may receive a multiple of the Performance Award. The Committee may adjust the payment of Awards or the performance objectives if events occur or circumstances arise which would cause a particular payment or set of performance objectives to be inappropriate as a measure of performance.

     (c) Terms and Conditions. A Participant to whom a Performance Award has been granted is given performance objectives to be reached over a specified period, the "performance period." Generally this period shall be not less than one year.

          Any Participant granted a Performance Award pursuant to this
          Section 9 who by reason of death (other than by suicide), Disability or Retirement terminates employment before the end of the performance period is entitled to receive a portion of any earned Performance Award. The Committee, in its discretion, will determine the amount of the Performance Award earned, if any, and the time at which payment will be made.

          A Participant who terminates employment for any other reason, including death by suicide, forfeits all rights under the Performance Award.

SECTION 10.  Amendments and Termination

The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration, or discontinuation shall be made which affects an existing Award under the Plan without the optionee's or Participant's consent. If stockholder approval of this Plan is obtained, no amendment, alteration or discontinuation shall be made by the Board which, without the approval of the stockholders, would:

     (a) increase the total number of shares reserved for the purpose of the Plan, except as provided for in accordance with Section 4 of the Plan;

     (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the granting of the option, except as provided for in accordance with Section 4 of the Plan;

     (c) change the Participants or class of Participants eligible to participate in the Plan;

     (d) extend the maximum option period under paragraph (b) of Section 6 of the Plan; or

     (e) materially increase in any other way the benefits accruing to Participants.

The Committee may amend the terms of any Award or option theretofore granted, prospectively or retroactively, but no such amendment shall affect an existing Award under the Plan without the Participant's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including options granted under other plans applicable to the Participant, and previously granted Stock Options having higher option prices.

SECTION 11.  Change of Control

The following provisions shall apply in the event of a "Change of Control," as defined in this Section 11:

     (a) In the event of a "Change of Control" as defined in paragraph (c) of this Section 11, the vesting of any outstanding Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock or Performance Awards shall be accelerated so that all Awards not previously exercisable and vested are fully exercisable and vested.

     (b) If the employment of a Participant is terminated for any reason following a Change of Control, any outstanding Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock or Performance Awards granted to the Participant that are not fully exercisable and vested shall become fully exercisable and vested as of the date of such termination of employment and any obligations to pay amounts to the Corporation or any Subsidiary in connection with an Award shall be terminated as of the date of such termination of employment.

     (c) For purposes of this Section 11, a "Change of Control" means the happening of any of the following:

          (i) when any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

          (ii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Corporation by an entity other than the Corporation or a Subsidiary through purchase of assets, or by merger, or otherwise;

          (iii)the filing of an application with any regulatory authority having jurisdiction over the ownership of the Corporation by any "person," as defined in the preceding paragraph, to acquire 20% or more of the combined voting power of the Corporation's then outstanding securities; or

          (iv) the occurrence of a "Triggering Event" as such term is defined in the Rights Agreement dated April 20, 1989, by and between the Corporation and Trust Company Bank, the provisions of which are incorporated herein by this reference.

     (d) For purposes of this Section 11, a "Change of Control" shall not result from any transaction precipitated by the Corporation's insolvency, appointment of a conservator, or determination by a regulatory agency that the Corporation is insolvent, nor from any transaction initiated by the Corporation in regard to creating a holding company of which the Corporation would be a primary entity, nor from any transaction initiated by the Corporation in regard to converting from a publicly traded company to a privately held company.

SECTION 12.  General Provisions

     (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities or other laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The Corporation and its Subsidiaries specifically reserve the right to terminate (whether by dismissal, discharge, retirement or otherwise) any Participant's employment with the Company or a Subsidiary at any time at will. Neither the granting of an Award nor the adoption of the Plan shall confer upon any employee of the Corporation or its Subsidiaries any right to continued employment with the Corporation or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary to terminate the employment of any of its employees at any time.

     (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. A Participant may irrevocably elect to have the withholding tax obligations or, in the case of all Awards hereunder except Stock Options which have related Option Price Adjustment Rights or Stock Appreciation Rights, if the Committee so determines, any additional tax obligation with respect to any Awards hereunder satisfied by (a) having the Corporation withhold shares of Stock otherwise deliverable to the Participant with respect to the Award or
          (b) delivering to the Corporation shares of unrestricted Stock; provided, however, that if the Participant is an "officer" of the Corporation within the meaning of Section 16 of the Exchange Act, no such election shall be made (i) unless the Plan has been approved by shareholders in accordance with Section 15 of the Plan and (ii) such election is made either (a) during one of the "window" periods described in section (c)(3)(iii) of Rule 16b-3 promulgated under the Exchange Act, or (b) at least six months prior to the date income is recognized with respect to the Award.

     (d) No members of the Board or the Committee, nor any officer or employee of the Corporation acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation provided such individual first gives the Corporation an opportunity, at its own expense, to handle and defend any legal action before such individual undertakes to handle and defend such legal action.

     (e) The existence of Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock and Performance Awards shall not affect the right or power of the Corporation and its shareholders to make adjustments, recapitalizations, reorganizations, or other changes to the Corporation's capital structure or its business; issue bonds, debentures, preferred or prior preference stocks affecting the Corporation's Common Stock or the rights thereof; dissolve or liquidate the Corporation, or sell or transfer any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

     (f) The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia, except where those laws may be superseded by the laws of the United States of America. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia.

     (g) The obligation of the Corporation to make payment of Awards in Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the Securities Act of 1933, as amended from time to time ("1993 Act"), any of the shares of Stock paid under the Plan. If the Stock paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Corporation may restrict the transfer of such Stock in such manner as it deems advisable to ensure the availability of any such exemption.

SECTION 13.  Cash Awards and Loans

The Committee, in its sole discretion, at any time may authorize special cash Awards to Participants to enable them to fund the exercise price of a Stock Option or any taxes that must be paid or withheld upon the exercise of a Stock Option, Option Price Adjustment Right or Stock Appreciation Right, to fund the purchase price (if any) of Restricted Stock or any taxes that must be paid or withheld with respect to Restricted Stock, or to fund any taxes that must be paid or withheld with respect to any Performance Award. The Committee in its sole discretion, at any time, may assist a Participant in obtaining a loan for any funds required in connection with any aspect of the Plan, including without limitation the exercise or purchase price of any Award and any taxes that must be paid or withheld in connection with any Award.

SECTION 14.  Accounting

It is the intent of the Board that the accounting expenses for any Awards under this Plan to employees of Subsidiaries be charged to the Subsidiaries employing such employees and not to the Corporation. The Board of Directors and the Committee shall have the right to adopt any policies and procedures required in order to carry out this intent.

SECTION 15.  Effective Date of Plan

The Plan shall become effective upon the earlier of its adoption by the Board of Directors or by the Executive Committee of the Board of Directors; provided, however, that Incentive Stock Options awarded hereunder shall be automatically converted into Non-Qualified Stock Options if shareholder approval of the Plan is not obtained within twelve months of the Plan's effective date.

SECTION 16.  Term of Plan

No Stock Option, Option Price Adjustment Right, Stock Appreciation Right, Restricted Stock or Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Awards theretofore granted may extend beyond that date.

SECTION 17.  Execution

IN WITNESS WHEREOF, the Corporation has caused this Plan to be signed by its duly authorized officers effective as of this 1st day of February, 2000.


                                      SYNOVUS FINANCIAL CORP.


                                      By:    /s/G. Sanders Griffith, III

                                      Title: Senior Executive Vice President


                                   APPENDIX C

                           TOTAL SYSTEM SERVICES, INC.
                     2000 EMPLOYEE LONG-TERM INCENTIVE PLAN


SECTION 1.  General Purpose of Plan

The name of this plan is the Total System Services, Inc. 2000 Employee Long-Term Incentive Plan (the "Plan"), formerly the 1992 Long-Term Incentive Plan. The purpose of the Plan is to enable Total System Services, Inc. (the "Corporation") and its Subsidiaries to attract, retain, motivate, and reward employees who make a significant contribution to the Corporation's long-term success, and to enable such employees to acquire and maintain an equity interest in Total System Services, Inc.


SECTION 2.  Definitions

For purposes of the Plan, the following terms shall be defined as set forth below:

      a. "Award" means any award of Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock, or Performance Awards, whether in cash or stock or a combination thereof, authorized by the Committee under this Plan.

      b. "Board" means the Board of Directors of the Corporation or the Executive Committee of the Board of Directors of the Corporation.

      c. "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, any of which acts cause the Corporation or any Subsidiary liability or loss, as determined by the Board.

      d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

      e. "Committee" means the Compensation Committee, or any other committee of the Board appointed for the purpose of administering the Plan, which committee shall consist exclusively of two or more Disinterested Persons.

      f.    "Commission" means the Securities and Exchange Commission.

      g.    "Corporation" means Total System Services, Inc.

      h. "Disability" means total and permanent physical or mental disability or incapacity of an employee to fulfill at any time or from time to time his normal duties as an employee, as certified in writing by two competent physicians, one of which shall be selected by the Committee and the other of which shall be selected by the employee or his duly appointed guardian or legal or personal representative. In addition, for purposes of determining Disability as it applies to any Incentive Stock Option, the term "Disability" shall be interpreted consistently with Code Sections 421-424.

      i. "Disinterested Person" is a person who meets both (i) the definition of "disinterested person" as set forth in Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission, and (ii) the definition of "outside director" as set forth in Code Section 162(m), as amended from time to time.

      j. "Early Retirement" means retirement from active employment with the Corporation or any Subsidiary pursuant to the early retirement provisions of the applicable Corporation or Subsidiary pension plan.

      k. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

      l. "Fair Market Value" means, as of any given date, the closing price of the Stock on such date (or if no transactions were reported on such date on the next preceding date on which transactions were so reported) in the principal market in which such Stock is traded on such date as reported in The Wall Street Journal (or any other publication designated by the Committee) except that, with respect to grants of Restricted Stock, "Fair Market Value" for Restricted Stock on the date of grant shall be determined as of the time and date of the Restricted Stock grant by the Compensation Committee.

      m. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
            Section 422 of the Code.

      n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      o. "Normal Retirement" means retirement from active employment with the Corporation or any Subsidiary on or after the normal retirement date specified in the applicable Corporation or Subsidiary pension plan.

      p. "Option Price Adjustment Right" means a right granted under Section 6 in tandem with a Stock Option which entitles the recipient to have applied as a credit against the exercise price of the related Stock Option an amount equal to: (i) the total number of shares of stock subject to the Option Price Adjustment Right (or the portion or portions thereof which the recipient from time to time elects to use for this purpose), multiplied by (ii) a fixed percentage of the Fair Market Value of a share of Stock on a date to be designated by the Committee.

      q. "Participant" means any employee of the Corporation and its Subsidiaries designated by the Committee to receive an Award under the Plan.

      r. "Performance Award" means an award of shares of Stock or cash to a Participant pursuant to Section 9 contingent upon achieving certain performance goals.

      s. "Plan" means this Total System Services, Inc. 2000 Employee Long-Term Incentive Plan.

      t. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

      u. "Retirement" means Normal or Early Retirement under the applicable Corporation or Subsidiary pension plan.

      v. "Stock" means the common stock of the Corporation or any successor corporation.

      w. "Stock Appreciation Right" means a right granted under Section 7, which entitles the holder to receive a cash payment or an award of Stock or, if applicable, as a credit against the purchase price of a related Stock Option, in an amount equal to the difference between
            (i) the Fair Market Value of the Stock covered by such right at the date the right is granted and (ii) the Fair Market Value of the Stock covered by such right at the date the right is exercised, unless otherwise determined by the Committee pursuant to Section 7, multiplied by the number of shares covered by the right.

      x. "Stock Option" means any option to purchase shares of Stock granted to employees pursuant to Section 6.

      y. "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      z. "Synovus Financial Corp." means Synovus Financial Corp., a corporation which owns approximately 81% of the stock of the Corporation.


SECTION 3.  Administration

The Plan shall be administered by the Committee which shall at all times consist of not less than two Disinterested Persons.

The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options; (ii) Option Price Adjustment Rights; (iii) Stock Appreciation Rights; (iv) Restricted Stock; or
(v) Performance Awards.

In particular, the Committee shall have the authority:

      (i) to select the employees of the Corporation and its Subsidiaries to whom Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing from time to time will be granted hereunder;

      (ii) to grant Incentive Stock Options, Non-Qualified Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock, or Performance Awards, or a combination of the foregoing, hereunder;

      (iii) to determine the number of shares of Stock to be covered by each such Award granted hereunder;

      (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder including, but not limited to, any restriction on any Award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

      (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and all Plan Participants. It is not anticipated that the Plan will be presented for shareholder approval.


SECTION 4.  Stock Subject to Plan

The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,400,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been subject to option cease to be subject to option without having been exercised, or if any shares subject to any Restricted Stock, Option Price Adjustment Rights, Stock Appreciation Rights, or Performance Awards granted hereunder are forfeited or such Awards are otherwise terminated without having been exercised, such shares shall again be available for distribution in connection with future Awards under the Plan in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under Section 16 of the Exchange Act. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Stock subject to such Award shall not be available for regrant under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan and in the number of shares subject to Stock Appreciation Rights, Option Price Adjustment Rights, Restricted Stock or Performance Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, in order to preserve each Participant's rights substantially proportionate to the Participant's rights existing prior to such event, provided that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Rights or Option Price Adjustment Rights associated with any Stock Option the price of which is adjusted.

Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant in any calendar year shall be 500,000.


SECTION 5.  Eligibility

Any employee of the Corporation or any of its Subsidiaries (but excluding members of the Committee and any person who is a director of the Corporation or any Subsidiary, but not an employee of the Corporation or any Subsidiary) is eligible to be granted Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock or Performance Awards. The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each Award or grant.


SECTION 6.  Stock Options

Stock Options may be granted either alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option Awards need not be the same with respect to each optionee.

The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options (subject to the provisions of Section 15 of the Plan) and (ii) Non-Qualified Stock Options.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Option Price Adjustment Rights or Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:



     (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. The option price per share of Stock may be equal to or more or less than the Fair Market Value of the Stock on the date of grant, except that the option price for any Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option (determined without regard to any Option Price Adjustment Rights or Stock Appreciation Rights). If the option is an Incentive Stock Option and if the employee to whom the Incentive Stock Option is granted owns directly or indirectly more than 10% of the total combined voting power of all classes of Stock immediately before the grant of the option, then the option price per share of Stock must be at least 110% of the Fair Market Value of the Stock on the date of grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted. If the option is an Incentive Stock Option and if the employee to whom the Incentive Stock Option is granted owns directly or indirectly more than 10% of the total combined voting power of all classes of Stock immediately before the grant of the option, then the term of the option may not exceed five years.

     (c) Exercisability. Subject to paragraph (j) of this Section 6 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that except as provided in paragraphs (f) and (g) of Section 6, unless a longer vesting period is otherwise determined by the Committee at grant, no Stock Option shall be exercisable for a period of six months after the date of the grant of the option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

     (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the exercise period described in Section 6(c) by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. If approved and as determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). Payment of the exercise price of a Stock Option and any withholding tax due at exercise also may be made through any program or procedure (including but not limited to a broker-dealer cashless exercise program) if approved by the Committee. No shares of Stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

     (e)     Transferability of Options.

               (1) Incentive Stock Options. No Incentive Stock Option shall be transferable by the optionee, otherwise than by will or by the laws of descent and distribution, or be subject to attachment, execution or similar process. All Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               (2) Non-Qualified Stock Options. Non-Qualified Stock Options shall likewise be non-transferable by the optionee, otherwise than by will or by the laws of descent and distribution, and not subject to attachment, execution or similar process; provided, however, that the Committee may by resolution or after grant designate existing or future Non-Qualified Stock Options as "transferable," meaning that the optionee may sign an agreement which transfers all or a portion of such Non-Qualified Stock Option (either exercisable or non-exercisable) to (A) a member of the optionee's Immediate Family, (B) any trust or trusts in which members of the optionee's Immediate Family have more than a fifty percent (50%) beneficial interest, (C) any entity in which optionee and/or members of the optionee's Immediate Family own more than fifty percent (50%) of the voting interests, or (D) any foundation in which optionee and/or optionee's Immediate Family members control the management of the foundation's assets, subject to such terms and conditions as the Committee may establish. The form of agreement pursuant to which such options are transferred must be approved by the Committee and executed by the optionee, transferee and the Company. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, except that the term "optionee" shall be deemed to refer to the transferee subject to any terms and conditions established by the Committee. Subsequent transfers of such transferred options shall be prohibited, except by will or the laws of descent and distribution. For purposes of this Subsection, "Immediate Family" means the optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, nephew or niece of the optionee (including by adoption), and any person sharing the optionee's household (other than a tenant or employee).

     (f) Termination by Death (other than by suicide). Unless otherwise determined by the Committee at or after grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of death (other than by suicide), the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at or after grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or for the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at or after grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after the expiration of the stated term of such Stock Option; and, provided that if the optionee dies within such period any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for the remainder of the stated term of the Stock Option. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of
          Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee's employment with the Corporation or any Subsidiary terminates for Cause or for death by reason of suicide or for any reason other than Disability or Normal or Early Retirement or death other than by suicide, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised to the extent such Stock Option could have been exercised on the date of cessation of employment for the lesser of three months from the date of termination or the balance of such Stock Option's term if the optionee's employment with the Corporation or any Subsidiary is involuntarily terminated by the optionee's employer without Cause.

     (j) Limit on Value of Incentive Stock Options First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of
          Section 422 of the Code are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any Subsidiary) shall not exceed $100,000.

     (k) Option Price Adjustment Rights. The Committee shall have the discretion to grant Option Price Adjustment Rights in conjunction with all or part of any Stock Option granted under the Plan, either at or after the time of grant of such Stock Option. Option Price Adjustment Rights shall be exercisable only at such time as and to the same extent that the Stock Options to which the Option Price Adjustment Rights relate are exercisable. An Option Price Adjustment Right granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. An Option Price Adjustment Right may be exercised by an optionee by exercising and surrendering the applicable potion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to have applied as a credit against the exercise price of the related Stock Option an amount equal to: (i) the total number of shares of stock subject to the Option Price Adjustment Right (or the portion or portions thereof which the optionee from time to time elects to use for this purpose), multiplied by (ii) a fixed percentage of the Fair Market Value of a share of Stock on a date to be designated by the Committee.

SECTION 7.  Stock Appreciation Rights

     (a) Grant and Exercise When Granted in Conjunction With Stock Options. Stock Appreciation Rights may be granted alone or in conjunction with all or part of any Stock Option granted under the Plan and may contain terms and conditions different from those of the related Stock Option, except as otherwise provided below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

          A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

          A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (c) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (c) of this Section
          7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Grant and Exercise When Granted Alone. Stock Appreciation Rights may be granted at the discretion of the Committee in a manner not related to an award of a Stock Option. The Committee should have the discretion to determine the terms and conditions of any Stock Appreciation Rights not related to a Stock Option Award. A Stock Appreciation Right granted under this Section 7(b) is not exercisable for a period of six months from the date of grant, unless a longer period is otherwise determined by the Committee. The Stock Appreciation Right, granted under Section 7(b), shall be exercisable in accordance with Section 7(c) over a period not to exceed ten years. Any Stock Appreciation Right which is outstanding on the last day of the exercisable period shall be automatically exercised on such date for cash or Common Stock, as determined by the Committee, without any action by the holder if, on that date, the Fair Market Value of the Stock exceeds the exercise price of the Stock Appreciation Right.

     (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights granted pursuant to Section 7(a) shall be exercisable only at such time or times and to the extent that the Stock Options to which the Stock Appreciation Rights relate shall be exercisable in accordance with the provisions of Section 6 and this Section 7 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death other than by suicide or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a), an optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(b), the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Fair Market Value of one share of Stock at the date the Stock Appreciation Right was granted multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (iii) No Stock Appreciation Right shall be transferable by the holder, other than by will or the laws of descent and distribution, or be subject to attachment, execution or similar process. All Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

          (iv) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a), the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 of the Plan on the number of shares of Stock to be issued under the Plan.

          (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option pursuant to Section 7(a), may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (vi) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 7, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" (as defined in Section 12 below). Furthermore, the Committee may provide, at the time of grant of any Stock Appreciation Right, that such Stock Appreciation Right can be exercised only upon the attainment of specified performance goals or other such criteria as the Committee may determine in its sole discretion.

          (vii) In the discretion of the Committee, if the Plan is approved by the shareholders of the Corporation in accordance with Section 15 of the Plan, a Stock Appreciation Right may provide that any exercise by a Participant of all or a portion of a Stock Appreciation Right for cash, may only be made during the period beginning on the third business day following the date of the Corporation's release of its quarterly or annual summary statements of earnings to the public and ending on the twelfth business day following such date; provided, however, that the foregoing shall not apply to any exercise by a Participant of a Stock Appreciation Right for cash where the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the Participant.

SECTION 8.  Restricted Stock

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the employees of the Corporation and its Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such Awards may be subject to forfeiture, the nature of the restrictions, including any performance requirements, the circumstances under which restrictions will lapse and all other conditions of the Awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of an Award of shares of Restricted Stock shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then applicable terms and conditions.

          (i) Awards of Restricted Stock must be accepted within a period of thirty days (or such shorter period as the Committee may specify) after the Award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

          (ii) Each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock to be held in escrow as described below.

               Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Total System Services, Inc. 2000 Employee Long-Term Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Total System Services, Inc. Copies of such Plan and Agreement are on file in the offices of Total System Services, Inc., One Arsenal Place, 901 Front Avenue, Suite 301, Columbus, Georgia, 31901."

          (iii) The Committee shall require that the stock certificate evidencing such shares be held in escrow by Columbus Bank and Trust Company ("CB&T"), or any other escrow agent designated by the Committee until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award. In the event the Participant has obtained a loan to purchase the Restricted Stock or to pay any taxes due with respect to the Restricted Stock, CB&T or other escrow agent shall have the right to require that the shares continue to be held in escrow until such loan is repaid.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and Restricted Stock Award Agreements, during the period of six months after the Award or such longer period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

          (ii) Except as provided in paragraph (c)(i) of this Section 8, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to receive any dividends, unless the Committee shall declare otherwise at the time of the Award.

               Dividends paid in cash with respect to shares of Restricted Stock shall not be subject to any restrictions or subject to forfeiture. Dividends paid in Stock of the Corporation or Stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock and the repayment of any loans obtained to purchase the Restricted Stock or to pay any taxes due with respect to the Restricted Stock.

          (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction (together with any price paid for such shares by the Participant) shall be forfeited by the Participant, unless otherwise determined by the Committee.

          (iv) The Committee may, in its sole discretion, waive in whole or in part any or all restrictions with respect to any Participant's shares of Restricted Stock.


SECTION 9.  Performance Awards

      (a) Administration. Shares of Stock and/or a payment in cash may be distributed under the Plan to an employee upon the attainment of performance objectives, as a Performance Award. The Committee shall determine the employees of the Corporation and its Subsidiaries to whom Performance Awards are granted, the terms and conditions of the performance objectives, the term of the performance period and the value and form of the payment of the Performance Award.

      (b) Performance Objectives. The Committee, in its sole discretion may establish, under this Section 9, performance objectives either in terms of Corporation-wide objectives or in terms of objectives that are related to the specific performance of an employee or a bank, a group, division, department, or Subsidiary within the Corporation in which the Participant is employed. A minimum level of performance, at the discretion of the Committee, may be established.

              If, at the end of the performance period, the specified objectives have been attained, the Participant is deemed to have fully earned the Performance Award. If such performance objectives are only partially attained, the Participant may be deemed by the Committee to have partly earned the Performance Award and would become eligible to receive a portion of the total Award, as determined by the Committee. If a required minimum level of achievement has not been met, as determined by the Committee, the Participant is entitled to no portion of the Performance Award. If, at the end of the performance period, performance exceeds the target, the Participant, at the Committee's discretion, may receive a multiple of the Performance Award. The Committee may adjust the payment of Awards or the performance objectives if events occur or circumstances arise which would cause a particular payment or set of performance objectives to be inappropriate as a measure of performance.

      (c) Terms and Conditions. A Participant to whom a Performance Award has been granted is given performance objectives to be reached over a specified period, the "performance period." Generally this period shall be not less than one year.

              Any Participant granted a Performance Award pursuant to this
              Section 9 who by reason of death (other than by suicide), Disability or Retirement terminates employment before the end of the performance period is entitled to receive a portion of any earned Performance Award. The Committee, in its discretion, will determine the amount of the Performance Award earned, if any, and the time at which payment will be made.

              A Participant who terminates employment for any other reason, including death by suicide, forfeits all rights under the Performance Award.


SECTION 10.  Amendments and Termination

The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration, or discontinuation shall be made which affects an existing Award under the Plan without the optionee's or Participant's consent. If stockholder approval of this Plan is obtained, no amendment, alteration or discontinuation shall be made by the Board which, without the approval of the stockholders, would:

     (a) increase the total number of shares reserved for the purpose of the Plan, except as provided for in accordance with Section 4 of the Plan;
          (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the granting of the option, except as provided for in accordance with Section 4 of the Plan;

     (c) change the Participants or class of Participants eligible to participate in the Plan;

     (d) extend the maximum option period under paragraph (b) of Section 6 of the Plan; or

     (e) materially increase in any other way the benefits accruing to Participants.

The Committee may amend the terms of any Award or option theretofore granted, prospectively or retroactively, but no such amendment shall affect an existing Award under the Plan without the Participant's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including options granted under other plans applicable to the Participant, and previously granted Stock Options having higher option prices.


SECTION 11.  Change of Control

The following provisions shall apply in the event of a "Change of Control," as defined in this Section 11:

     (a) In the event of a "Change of Control" as defined in paragraph (c) of this Section 11, the vesting of any outstanding Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock or Performance Awards shall be accelerated so that all Awards not previously exercisable and vested are fully exercisable and vested.

     (b) If the employment of a Participant is terminated for any reason following a Change of Control, any outstanding Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock or Performance Awards granted to the Participant that are not fully exercisable and vested shall become fully exercisable and vested as of the date of such termination of employment and any obligations to pay amounts to the Corporation or any Subsidiary in connection with an Award shall be terminated as of the date of such termination of employment.

     (c) For purposes of this Section 11, a "Change of Control" means the happening of any of the following:

          (i) when any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

          (ii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Corporation by an entity other than the Corporation or a Subsidiary through purchase of assets, or by merger, or otherwise; or

          (iii) the filing of an application with any regulatory authority having jurisdiction over the ownership of the Corporation by any "person," as defined in the preceding paragraph, to acquire 20% or more of the combined voting power of the Corporation's then outstanding securities.

     (d) For purposes of this Section 11, a "Change of Control" shall not result from any transaction precipitated by the Corporation's insolvency, appointment of a conservator, or determination by a regulatory agency that the Corporation is insolvent, nor from any transaction initiated by the Corporation in regard to creating a holding company of which the Corporation would be a primary entity, nor from any transaction initiated by the Corporation in regard to converting from a publicly traded company to a privately held company.

SECTION 12.  General Provisions

     (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities or other laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The Corporation and its Subsidiaries specifically reserve the right to terminate (whether by dismissal, discharge, retirement or otherwise) any Participant's employment with the Company or a Subsidiary at any time at will. Neither the granting of an Award nor the adoption of the Plan shall confer upon any employee of the Corporation or its Subsidiaries any right to continued employment with the Corporation or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary to terminate the employment of any of its employees at any time.

     (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. A Participant may irrevocably elect to have the withholding tax obligations or, in the case of all Awards hereunder except Stock Options which have related Option Price Adjustment Rights or Stock Appreciation Rights, if the Committee so determines, any additional tax obligation with respect to any Awards hereunder satisfied by (a) having the Corporation withhold shares of Stock otherwise deliverable to the Participant with respect to the Award or
          (b) delivering to the Corporation shares of unrestricted Stock; provided, however, that if the Participant is an "officer" of the Corporation within the meaning of Section 16 of the Exchange Act, no such election shall be made (i) unless the Plan has been approved by shareholders in accordance with Section 15 of the Plan and (ii) such election is made either (a) during one of the "window" periods described in section (c)(3)(iii) of Rule 16b-3 promulgated under the Exchange Act, or (b) at least six months prior to the date income is recognized with respect to the Award.

     (d) No members of the Board or the Committee, nor any officer or employee of the Corporation acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation provided such individual first gives the Corporation an opportunity, at its own expense, to handle and defend any legal action before such individual undertakes to handle and defend such legal action.

     (e) The existence of Stock Options, Option Price Adjustment Rights, Stock Appreciation Rights, Restricted Stock and Performance Awards shall not affect the right or power of the Corporation and its shareholders to make adjustments, recapitalizations, reorganizations, or other changes to the Corporation's capital structure or its business; issue bonds, debentures, preferred or prior preference stocks affecting the Corporation's Common Stock or the rights thereof; dissolve or liquidate the Corporation, or sell or transfer any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

     (f) The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia, except where those laws may be superseded by the laws of the United States of America. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia.

     (g) The obligation of the Corporation to make payment of Awards in Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the Securities Act of 1933, as amended from time to time ("1993 Act"), any of the shares of Stock paid under the Plan. If the Stock paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Corporation may restrict the transfer of such Stock in such manner as it deems advisable to ensure the availability of any such exemption.


SECTION 13.  Cash Awards and Loans

The Committee, in its sole discretion, at any time may authorize special cash Awards to Participants to enable them to fund the exercise price of a Stock Option or any taxes that must be paid or withheld upon the exercise of a Stock Option, Option Price Adjustment Right or Stock Appreciation Right, to fund the purchase price (if any) of Restricted Stock or any taxes that must be paid or withheld with respect to Restricted Stock, or to fund any taxes that must be paid or withheld with respect to any Performance Award. The Committee in its sole discretion, at any time, may assist a Participant in obtaining a loan for any funds required in connection with any aspect of the Plan, including without limitation the exercise or purchase price of any Award and any taxes that must be paid or withheld in connection with any Award.


SECTION 14.  Accounting

It is the intent of the Board that the accounting expenses for any Awards under this Plan to employees of Subsidiaries be charged to the Subsidiaries employing such employees and not to the Corporation. The Board of Directors and the Committee shall have the right to adopt any policies and procedures required in order to carry out this intent.


SECTION 15.  Effective Date of Plan

The Plan shall become effective upon the earlier of its adoption by the Board of Directors or by the Executive Committee of the Board of Directors; provided, however, that Incentive Stock Options awarded hereunder shall be automatically converted into Non-Qualified Stock Options if shareholder approval of the Plan is not obtained within twelve months of the Plan's effective date.

SECTION 16.  Term of Plan

No Stock Option, Option Price Adjustment Right, Stock Appreciation Right, Restricted Stock or Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Awards theretofore granted may extend beyond that date.

SECTION 17.  Execution

IN WITNESS WHEREOF, the Corporation has caused this Plan to be signed by its duly authorized officers effective as of this 1st day of February, 2000.


                                          TOTAL SYSTEM SERVICES, INC.


                                          By:    /s/G. Sanders Griffith, III

                                          Title: General Counsel